UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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1290 Funds®

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1290 FUNDS®

1290 Avenue of the Americas

New York, New York 10104

September [5], 2018

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Low Volatility Global Equity Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund, 1290 Diversified Bond Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and 1290 Retirement 2060 Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, located at 1290 Avenue of the Americas, New York, New York 10104, on October 25, 2018, at 2:30 p.m., Eastern time (the “Meeting”).

Following is only a brief summary of the matters to be considered at the Meeting. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe in more detail the matters to be considered at the Meeting.

Shareholders of each Fund will be asked to approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC dba 1290 Asset Managers® (the “Adviser”), the Funds’ investment adviser, and the Trust. Shareholders of the Funds for which AXA Investment Managers, Inc. (“AXA IM”) or AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) currently serves as a sub-adviser also will be asked to approve new investment sub-advisory agreements between the Adviser and AXA IM or AXA Rosenberg, as applicable. AXA IM and AXA Rosenberg are affiliates of the Adviser. These new investment advisory and investment sub-advisory agreements are presented in response to anticipated changes to the indirect ownership of the Adviser and certain of its affiliated investment advisers. AXA S.A., the Adviser’s ultimate parent company, plans to divest over time its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”). AEH is the indirect parent company of AXA Equitable Life Insurance Company, of which the Adviser is a wholly-owned subsidiary. The Adviser does not expect the change in its ownership to result in any changes to the investment management fees paid by the Funds, the portfolio management of the Funds, or the nature and quality of the services provided by the Adviser or its affiliates to the Funds.

Shareholders also will be asked to elect each of the ten current members of the Board of Trustees of the Trust, as well as two new trustee nominees to serve on the Board of Trustees of the Trust.

The Board has approved the proposals identified above with respect to your Fund(s) and recommends that you vote “FOR” each of the proposals on which you are being asked to vote. Although the Board has determined that a vote “FOR” each proposal is in your best interest, the final decision is yours.

The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs associated with follow-up letters and calls. Please be sure to vote and return your proxy card(s).

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll free telephone number and required control number are printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

3.	Mail — If you vote by mail, please indicate your vote on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your proxy card(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted. If you have any questions about the proposals, please do not hesitate to contact the Trust toll free at 1-888-310-0416. The cost of the Meeting, including the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, will be borne by the Adviser and/or its affiliates.

We look forward to your attendance at the Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Meeting.

Sincerely,

Steven M. Joenk President and Chief Executive Officer

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1290 FUNDS®

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

OCTOBER 25, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Low Volatility Global Equity Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund, 1290 Diversified Bond Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and 1290 Retirement 2060 Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), will be held on October 25, 2018, at 2:30 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”).

AXA S.A. (“AXA”) has announced its intention to sell over time its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of AXA Equitable Funds Management Group, LLC dba 1290 Asset Managers® (the “Adviser”), the investment adviser to the Funds. AXA anticipates selling all of its interest in AEH — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time, subject to market conditions and a lock-up period on sales by AXA of its remaining AEH common stock ending 180 days after the date of AEH’s Form S-1 Registration Statement filed May 2, 2018. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any investment sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event. If any such Change of Control Event were to occur, the investment advisory agreements for each Fund would automatically terminate. In addition, each investment sub-advisory agreement between (1) the Adviser and AXA Investment Managers, Inc. (“AXA IM”) and (2) the Adviser and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provides that it will automatically terminate in the event the investment advisory agreement between a Fund and the Adviser terminates for any reason. To ensure that the Adviser, AXA IM and AXA Rosenberg may continue to provide advisory and sub-advisory services to the Funds without interruption, the Meeting is being called to approve new investment advisory agreements and investment sub-advisory agreements. Shareholders also will be asked to approve, under certain circumstances, any future investment advisory and investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment advisory and investment sub-advisory agreements terminate. The Trust also is taking this opportunity to update and modernize the terms of the investment advisory and investment sub-advisory agreements under which services are provided to the Trust. The new investment advisory and investment sub-advisory agreements initially will take effect on or about November 1, 2018. Any new investment advisory agreements and investment sub-advisory agreements entered into as a result of a Change of Control Event that occurs after shareholder approval will take effect upon the closing of that Change of Control Event.

Shareholders also will be asked to elect each of the ten current members of the Board of Trustees of the Trust, as well as two new trustee nominees to serve on the Board of Trustees of the Trust.

i

At the Meeting, the shareholders of each Fund who are entitled to vote at the Meeting will be asked to approve the proposals applicable to that Fund, as described below:

1.	Approve (i) a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund, and, under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.	Approve (i) a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.	Approve (i) a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

4.	Elect a Board of Trustees.

5.	Transact such other business that may properly come before the Meeting.

The Board of Trustees unanimously recommends that you vote in favor of each Proposal on which you are being asked to vote.

You should read the Proxy Statement attached to this notice prior to completing your proxy card(s). Shareholders of record as of the close of business on June 29, 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s) being solicited by the Board. This is important to ensure a quorum at the Meeting. You also may return proxies by voting on-line or by touch-tone voting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) promptly

If you directly or indirectly own shares of more than one of the Funds on the record date for the Meeting, please note that each Fund has a separate proxy card, and you should vote on the proposals affecting each Fund in which you own shares.

You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if at least one-third of the shares of the Trust or a Fund, as applicable, entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Trust or a Fund, as applicable, would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust and each Fund to hold the Meeting as scheduled, so please return your proxy card(s) immediately or vote on-line or by telephone.

By Order of the Board of Trustees, William MacGregor Secretary

Dated: September [5], 2018

New York, New York

ii

1290 FUNDS®

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED SEPTEMBER [5], 2018 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 25, 2018

This Proxy Statement is being furnished to the shareholders of 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Low Volatility Global Equity Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund, 1290 Diversified Bond Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and 1290 Retirement 2060 Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), in connection with the solicitation by the Trust’s Board of Trustees (the “Board”) of proxies for the Special Meeting of Shareholders of the Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on October 25, 2018, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”). Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about September [5], 2018.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table shows which of the below Proposals the shareholders of each Fund of the Trust are being asked to approve. The terms “Change of Control Event” and “Sell-Down Plan” are defined and described in the preceding Notice of Special Meeting of Shareholders and in the section titled “Overview” below.

The numbers/letters in the table columns correspond to the numbers/letters of the Proposals described below:

1.

Approve (i) a new investment advisory agreement between AXA Equitable Funds Management Group, LLC dba 1290 Asset Managers® (the “Adviser”) and the Trust, on behalf of each Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund, and, under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.	Approve (i) a new investment sub-advisory agreement between the Adviser and AXA Investment Managers, Inc. (“AXA IM”) with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.	Approve (i) a new investment sub-advisory agreement between the Adviser and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) with respect to 1290 SmartBeta Equity Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

4.	Elect a Board of Trustees.

5.	Transact such other business that may properly come before the Meeting.

FUNDS	1.	2.	3.	4.
1290 Convertible Securities Fund	X			X
1290 DoubleLine Dynamic Allocation Fund	X			X
1290 GAMCO Small/Mid Cap Value Fund	X			X
1290 Global Talents Fund	X	X		X
1290 High Yield Bond Fund	X	X		X
1290 Low Volatility Global Equity Fund	X			X
1290 Multi-Alternative Strategies Fund	X			X
1290 SmartBeta Equity Fund	X		X	X
1290 Diversified Bond Fund	X			X
1290 Retirement 2020 Fund	X			X
1290 Retirement 2025 Fund	X			X
1290 Retirement 2030 Fund	X			X
1290 Retirement 2035 Fund	X			X
1290 Retirement 2040 Fund	X			X
1290 Retirement 2045 Fund	X			X
1290 Retirement 2050 Fund	X			X
1290 Retirement 2055 Fund	X			X
1290 Retirement 2060 Fund	X			X

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

1290 Asset Managers® (the “Adviser”) is the investment adviser and administrator of each Fund. AXA Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. ALPS Distributors, Inc., 1290 Broadway #1100, Denver, Colorado 80203, serves as the distributor for each Fund’s shares. In addition, the investment advisers listed in Exhibit A (the “Sub-Advisers”) serve as investment sub-advisers to certain Funds.

Shareholders of record as of the close of business on June 29, 2018 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, will be borne by the Adviser and/or its affiliates. These expenses are estimated to be $                    .

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on October 25, 2018

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about September [5], 2018. This Proxy Statement and proxy card(s) also will be available at www.proxyvote.com on or about September [5], 2018.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Shareholders may request copies of the Trust’s annual and/or semi-annual reports by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-888-310-0416.

OVERVIEW	5
PROPOSAL 1.: Approval of (i) a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund, and, under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	7
Background on the Proposal	7
Comparison of the Current Advisory Agreement and the New Advisory Agreement	8
Information about the Adviser	11
Additional Fee Information	11
Required Vote for Proposal 1	12
PROPOSAL 2.: Approval of (i) a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	12
PROPOSAL 3.: Approval of (i) a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	12
Background on the Proposals	12
Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements	14
Information about the Sub-Advisers	17
Required Vote for each of Proposals 2 and 3	18
MATTERS CONSIDERED BY THE BOARD	18
Consideration and Approval of New Advisory and Sub-Advisory Agreements Proposed in Proposals 1-3	18
PROPOSAL 4.: Elect a Board of Trustees.	24
Background on the Proposal	24
Nominees	25
Qualifications and Experience of the Nominees	31
Interested Nominee	32
Independent Nominees	32
Structure of the Board	33
Risk Oversight of the Trust	34
Compensation	35
Nominee Ownership of Fund Shares	36
Officers of the Trust	38
Shareholder Communications	41
Required Vote for Proposal 4	41
INDEX TO EXHIBITS TO PROXY STATEMENT	45
Exhibit A - Names and Addresses of the Sub-Advisers	A-1
Exhibit B - Shareholder Approval of Current Advisory Agreement	B-1
Exhibit C - Form of New Advisory Agreement and Fee Schedules	C-1
Exhibit D - Fees Paid to the Adviser by the Funds	D-1
Exhibit E - Additional Fee Information	E-1
Exhibit F - Shareholder Approval of Current Sub-Advisory Agreements	F-1
Exhibit G - Form of New Sub-Advisory Agreements and Fee Schedules	G-1
Exhibit H - Fees Paid to the Sub-Advisers by the Adviser	H-1
Exhibit I - Substantially Similar Fund(s) Advised by the Adviser and the Sub-Advisers	I-1
Exhibit J - Outstanding Shares	J-1
Exhibit K - Five Percent Owner Report	K-1
Exhibit L - Governance Committee Charter	L-1

OVERVIEW

Proposals 1-3. The Board of the Trust is submitting for approval by the shareholders of the Funds a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of its Funds, and the Adviser, each Fund’s current investment adviser. The Board of the Trust (the “Board”) is also submitting for approval new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”) between the Adviser and each of: AXA IM with respect to 1290 Global Talents Fund and 1290 High Yield Bond Fund, and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund.

These New Advisory and Sub-Advisory Agreements are presented in response to the anticipated sale by the Adviser’s ultimate parent company, AXA S.A. (“AXA”), of its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”). AEH is the indirect parent company of AXA Equitable Life Insurance Company (“AXA Equitable”), of which the Adviser is a wholly-owned subsidiary.

AXA, a public company organized under the laws of France as a societe anonyme and traded on Euronext, Paris, provides insurance and asset management services worldwide. AXA engages in the life insurance and asset management business in the United States principally through its indirect subsidiary, AXA Equitable. AXA Equitable engages in its investment management business through certain subsidiaries, including the Adviser. AXA formerly owned all of the outstanding shares of common stock of AEH, which is the parent company of AXA Equitable. On May 10, 2017, AXA announced its intention to sell a minority stake of AEH, an entity through which AXA owns its indirect interest in the Adviser, via an initial public offering (“IPO”) and listing of AEH’s shares of common stock on the New York Stock Exchange. On November 13, 2017, AEH filed a Form S-1 with the SEC, confirming the May 2017 announcement. On May 10, 2018, the shares of common stock of AEH were listed and commenced trading on the New York Stock Exchange (NYSE: EQH), and on May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH at $20.00 per share. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AEH). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events. If, for example, there were no further sales by AEH or AXA of shares of common stock of AEH, upon exchange of the MxB Notes, AXA would continue to own approximately 64% of the shares of common stock of AEH. AXA has publicly announced, however, its plans to divest its remaining ownership interest in AEH over time in one or more transactions, subject to market conditions (the “Sell-Down Plan”). The Sell-Down Plan is also subject to a lock-up period on sales by AXA of its remaining AEH common stock ending 180 days after the date of AEH’s Form S-1 Registration Statement filed May 2, 2018. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

Proposals 1-3 in this Proxy Statement address certain matters relating to the Sell-Down Plan. The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a particular sale of AEH stock as part of the Sell-Down Plan results in a Change of Control Event depends on the facts and circumstances of the sale, and the law is not clear as to whether an assignment would ever occur in the case of implementation of the Sell-Down Plan. Also, a Change of Control Event may not occur if AXA continues to hold more than 25% of the outstanding voting stock of AEH and no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH.1

[1]	Under Section 2(a)(9) of the 1940 Act, “control” is defined as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” The 1940 Act provides a rebuttable presumption of control when any person “owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company.”

It is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event. If any such Change of Control Event were to occur, the advisory agreement for each Fund would automatically terminate. In addition, each sub-advisory agreement between (1) the Adviser and AXA IM with respect to 1290 Global Talents Fund and 1290 High Yield Bond Fund, and (2) the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, provides that it will automatically terminate in the event the investment advisory agreement between a Fund and the Adviser terminates for any reason. As discussed in Proposals 2 and 3 below, the Adviser may not enter into a sub-advisory agreement with an Affiliated Sub-Adviser (as defined herein) without shareholder approval.

With respect to certain other Funds of the Trust that are advised by one or more sub-advisers, the Adviser has entered into sub-advisory agreements with various unaffiliated sub-advisers, which agreements also would automatically terminate as a result of Change of Control Events that may occur in connection with the Sell-Down Plan. However, as discussed in Proposals 2 and 3 below, the new sub-advisory agreements with these unaffiliated sub-advisers do not require shareholder approval, but only Board approval. Accordingly, shareholders are not being asked to approve these agreements.

In order to ensure that the existing advisory and sub-advisory services provided to the Funds can continue uninterrupted, shareholders are being asked to approve the New Advisory Agreement between the Adviser and the Trust for each Fund, and to approve the New Sub-Advisory Agreements between the Adviser and each of: AXA IM with respect to 1290 Global Talents Fund and 1290 High Yield Bond Fund, and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund. As part of the same Proposals, shareholders also are asked to approve, under certain circumstances, any future investment advisory and investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the advisory and sub-advisory agreements terminate. The Trust also is taking this opportunity to update and modernize the terms of the investment advisory and investment sub-advisory agreements under which services are provided to the Trust. The new investment advisory and investment sub-advisory agreements initially will take effect on or about November 1, 2018. Any future investment advisory and investment sub-advisory agreements entered into as a result of a Change of Control event that occurs after shareholder approval will take effect upon the closing of that Change of Control Event. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on an advisory or sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future advisory or sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new advisory and sub-advisory agreements to permit the Adviser and its affiliates AXA IM and AXA Rosenberg, as applicable, to continue to provide services to the Funds.

Currently, the Adviser and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on the Adviser or any affiliate of the Adviser that provides services to the Funds with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the Sell-Down Plan. The Sell-Down Plan will not result in any change to the investment objective or the investment strategies of any Fund; however, the names of the Funds may change in the future to reflect a change in name of AXA Equitable or the Adviser. The brand or company name under which AEH and its subsidiaries will operate is currently being evaluated, and any changes will be announced at a later date. Shareholders will be notified of any change in the name of a Fund.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of

AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including the Adviser.

Completion of the Sell-Down Plan is subject to certain regulatory approvals and other conditions, including prevailing market conditions during its implementation. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of French parent company AXA. The Adviser will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

Proposal 4. In Proposal 4 in this Proxy Statement, shareholders are being asked to elect each of the ten (10) current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees to serve on the Board of Trustees of the Trust.

PROPOSAL 1.: Approval of (i) a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund, and, under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Background on the Proposal

The purpose of Proposal 1 is to approve a new investment advisory agreement with the Adviser (the “New Advisory Agreement”) to ensure that existing investment advisory services for each Fund can continue uninterrupted through the implementation of the Sell-Down Plan (see the section titled “Overview” above for a description of the Sell-Down Plan). The Trust also is taking this opportunity to update and modernize the terms of the investment advisory and investment sub-advisory agreements under which services are provided to the Trust. A description of the material terms of the New Advisory Agreement is included below. If shareholders of the Funds approve Proposal 1, the New Advisory Agreement will initially become effective on or about November 1, 2018. As part of the same Proposal, shareholders also are asked to approve, under certain circumstances, any future investment advisory and investment sub-advisory agreements if, as a result of future Change of Control Events, as described below, that may occur in connection with the Sell-Down Plan, the investment advisory and investment sub-advisory agreements terminate. Any such future investment advisory and investment sub-advisory agreements will take effect upon the closing of a Change of Control Event that may occur after shareholder approval. Therefore, if shareholders of the Funds approve Proposal 1, the Adviser will continue to serve as investment adviser to each Fund pursuant to the New Advisory Agreement after the implementation of the Sell-Down Plan. The personnel responsible for the management operations of the Funds, including the officers of the Trust, are not expected to change as a result of the Sell-Down Plan.

As discussed above in the section titled “Overview,” pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” The Sell-Down Plan may result in one or more Change of Control Events, each of which would result in the automatic termination of the advisory agreement for each Fund with the Adviser. Therefore, in addition to the New Advisory Agreement, as part of Proposal 1, shareholders are also being asked to approve any future advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the Funds’ advisory agreement terminates. Shareholder approval will be deemed to apply to these future advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the Board approves the future advisory agreements; and

(3) the future advisory agreements would not be materially different from the New Advisory Agreement that is described in this Proxy Statement. These future advisory agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

Shareholders are being asked to vote on approval of these future advisory agreements as part of the same vote on the New Advisory Agreement because the sales taking place as part of the Sell-Down Plan and subsequent Change of Control Events will be incremental, related steps that are part of the same plan and that are anticipated to lead to the full divestiture of AEH by AXA. Under the circumstances described above, seeking a single shareholder vote for the New Advisory Agreement and future advisory agreements will allow the Funds to maintain the uninterrupted services of the Adviser without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on an advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new advisory agreements to permit the Adviser to continue to provide services to the Funds.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any sale of the shares of AEH under the Sell-Down Plan that causes an assignment of the then-effective investment advisory or sub-advisory agreement for a Fund. Section 15(f) generally provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f), and the Adviser has represented to the Board that it will use its best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

In anticipation of the Sell-Down Plan, the Board met at a series of meetings, including meetings of the full Board and meetings of the Independent Trustees (as defined herein) separately, commencing in June 2018 and concluding at the Board’s August 22, 2018 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund, and its shareholders, to approve a New Advisory Agreement between the Trust and the Adviser on behalf of the Fund, to take effect on or about November 1, 2018, and upon the closing of the first Change of Control Event that may occur after shareholder approval. The form of the New Advisory Agreement is attached hereto as Exhibit C.

The 1940 Act requires that the New Advisory Agreement be approved by each Fund’s shareholders in order for it to become effective. At the August 22, 2018 meeting of the Board, and for the reasons discussed below (see “Matters Considered by the Board” following Proposal 3.), the Board, including the Board members who are not parties to the New Advisory Agreement or who are not “interested persons” (as defined in the 1940 Act) of any Fund or the Adviser (the “Independent Trustees”), unanimously approved a New Advisory Agreement on behalf of each Fund and unanimously recommended approval of the New Advisory Agreement by shareholders.

In the event shareholders of a Fund do not approve the New Advisory Agreement for that Fund at the Meeting or any adjournment, postponement or delay thereof prior to the occurrence of a Change of Control Event that may occur as part of the Sell-Down Plan, the existing investment advisory agreement would terminate and the Adviser would not be able to serve as adviser for that Fund. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment advisory agreement between the Adviser and the Trust with respect to that Fund with a duration of no more than 150 days, seeking approval of a new investment advisory agreement, or reorganizing the Fund with and into another investment company in the fund complex.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

Under the existing investment advisory agreement between the Adviser and the Trust (the “Current Advisory Agreement,”), the Adviser serves as the Funds’ investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of the Trust’s Current Advisory Agreement and the date on which it was last approved by shareholders is provided in Exhibit B.

The Trust currently has one investment advisory agreement on behalf of all the Funds. Under the New Advisory Agreement, each Fund will pay the same fees as it pays under its Current Advisory Agreement, and there will be no change in the services provided to the Fund by the Adviser. The terms of the New Advisory Agreement are materially similar to the terms of the Current Advisory Agreement, except as described below. As part of an effort to update and standardize the terms of the investment advisory agreements across the fund complex, the New Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and New Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the Funds are proposed in the New Advisory Agreement. Under the New Advisory Agreement, each Fund will pay the same fees that it pays under its Current Advisory Agreement. Under the Current and New Advisory Agreements, a Fund pays the Adviser an investment management fee based on the amount of assets within the Fund. For certain of the Funds, the rate of the investment management fee will decrease as a Fund’s assets increase beyond specific thresholds. Each Fund’s investment management fee, payable monthly, is calculated based upon the average daily net assets of the Fund pursuant to the fee schedule set forth in Exhibit C. The effective management fee rate (net of fee waivers and expense reimbursements, where applicable) for each Fund as a percentage of average daily net assets and the management fees paid by each Fund to the Adviser during the fiscal year ended October 31, 2017, are listed in Exhibit D.

Services. Under the New Advisory Agreement, each Fund will continue to receive the same services it receives under the Current Advisory Agreement. Both the Current and New Advisory Agreements appoint the Adviser as the investment adviser with responsibility for the management and investment of each Fund’s assets, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in the respective agreement.

Both the Current and New Advisory Agreements specify that the Adviser is responsible for (1) providing a continuous investment program for the Funds; (2) monitoring the implementation of each Fund’s investment program; (3) assessing each Fund’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Fund and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Funds; (6) making recommendations to the Board regarding the investment programs of the Funds, including any changes to a Fund’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

Appointment of Sub-Advisers. No changes to the authority of the Adviser to appoint investment sub-advisers are proposed in the New Advisory Agreement. Both the Current and New Advisory Agreements authorize the Adviser to delegate its duties in managing a Fund’s investment program to one or more investment sub-advisers, provided that any such sub-advisory agreement is in compliance with the 1940 Act. Both the Current and New Advisory Agreements state that, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing each sub-adviser; (2) assessing each sub-advised Fund’s investment focus and furnishing the Board with periodic reports concerning each sub-adviser; (3) allocating and reallocating the assets of a sub-advised Fund, or a portion thereof, managed by one or more sub-advisers; (4) monitoring each sub-adviser’s implementation of the investment program with respect to each sub-advised Fund (or portions thereof); (5) causing the appropriate sub-adviser(s) to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating each sub-adviser.

The Trust and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Trust’s Board, to appoint additional unaffiliated sub-advisers or to replace an existing sub-adviser with an unaffiliated sub-adviser, as well as change the terms of a contract with an unaffiliated sub-adviser, without submitting the contract to a vote of the Fund’s shareholders (the “Exemptive Order”). The Funds will notify shareholders of any change in the identity of a sub-adviser of a Fund, the addition of a sub-adviser to a Fund, or any material change in the terms of a contract with an unaffiliated sub-adviser. In this event, the name of the Fund and its investment strategies may also change. The Funds currently rely on the Exemptive Order.

Term and Continuance. The New Advisory Agreement provides for the same terms with respect to the initial term and continuation of the agreement as the Current Advisory Agreement. After an initial two-year term, the New Advisory Agreement would continue in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) a majority of those Trustees who are neither parties to the New Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and (2) the Board or, with respect to a Fund, by an affirmative vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares. Notwithstanding the initial two-year term of the New Advisory Agreement, the Board intends to conduct annual contract reviews in 2019 and 2020 consistent with its current review and approval process.

Termination. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Fund on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the applicable Fund. The Current Advisory Agreement provides for the same terms with respect to termination as the New Advisory Agreement.

Certain Differences Between the Current and New Advisory Agreements. The following is a summary of certain provisions in the New Advisory Agreement which differ from the Current Advisory Agreement, and which are proposed as part of an effort to update and standardize the terms of the investment advisory agreements across the fund complex.

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Limitation on Liability. The New Advisory Agreement provides that the Adviser will exercise its best judgment in rendering its services to the applicable Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the agreement. The Current Advisory Agreement provides that the Adviser will be liable for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties as specified in the respective agreement, but does not impose liability on the Adviser for its failure to exercise due care in rendering its services as specified in the respective agreement.

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Certain Duties of the Adviser. The New Advisory Agreement includes a more detailed description of the Adviser’s responsibilities with respect to a Fund as compared with the Current Advisory Agreement. The New Advisory Agreement provides that the Adviser will: (1) cooperate with and provide reasonable assistance to the Trust’s service providers and other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information; (2) provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of prospectuses, shareholder reports and other periodic reports, all notices and proxy solicitation materials, and all tax returns; and (3) provide reasonable assistance, in accordance with the Trust’s policies and procedures, in determining the fair value of the Funds’ investments, as necessary, and use reasonable efforts to arrange for the provision of valuation information for the Funds’ investments for which market prices are not readily available.

The description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to the form of the New Advisory Agreement, which is attached to this Proxy Statement as Exhibit C.

Information about the Adviser

The Adviser is organized as a Delaware limited liability company and is a wholly-owned subsidiary of AXA Equitable, which is a wholly-owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly-owned subsidiary of AEH, which is currently a majority-owned subsidiary of AXA, a public company organized under the laws of France. Following the completion of the Sell-Down Plan, it is anticipated that AXA will no longer have a controlling interest in AEH. The Sell-Down Plan will not affect the Adviser’s status as a wholly-owned subsidiary of AEH. The principal offices of the Adviser are located at 1290 Avenue of the Americas, New York, New York 10104. As of December 31, 2017, the Adviser had approximately $110.5 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of the Adviser, as of the date of this Proxy Statement. The address of each individual is 1290 Avenue of the Americas, New York, New York 10104.

Name	Title/Responsibilities
Steven M. Joenk	Chairman of the Board, Chief Executive Officer and President
Patricia Louie	Executive Vice President and General Counsel
William MacGregor	Executive Vice President and Secretary
Joseph J. Paolo	Senior Vice President and Chief Compliance Officer
Brian E. Walsh	Director
Michal Levy	Director
Kenneth T. Kozlowski	Director

Messrs. Stephen M. Joenk, William MacGregor, Joseph J. Paolo, Brian E. Walsh, Kenneth Kozlowski, Alwi Chan, James Kelly, Richard Guinnessey, Xavier Poutas and Fernando Pinto and Mses. Patricia Louie, Mary E. Cantwell, Kiesha T. Astwood-Smith, Carla Byer, Michal Levy, Patricia Cox, Miao Hu, Helen Lai, Jennifer Mastronardi and Helen Espaillat are currently officers (and, in the case of Mr. Joenk, also a Trustee) of the Funds and officers or directors of the Adviser. Certain officers of the Funds who are not directors of the Adviser own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the advisory fees charged by the Adviser to comparable funds subject to the 1940 Act that it advises is provided in Exhibit I.

Additional Fee Information

Administration Fees

The Adviser also provides administrative services to the Trust. The administrative services provided to the Trust by the Adviser include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. In addition, the Trust makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

For administrative services, in addition to the investment management fee, each of the Funds pays the Adviser an asset-based administration fee, which is equal to an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum of $30,000 per Fund or sleeve of a Fund, as applicable.

The administration fees paid by the Funds to the Adviser during the fiscal year ended October 31, 2017, are listed in Exhibit E. The Adviser will continue to provide administrative services to the Funds if any of Proposals 1-3 is approved by shareholders.

Brokerage Commissions

To the extent permitted by law and in accordance with procedures established by the Board, each Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates (including Sanford C. Bernstein & Co., LLC) or a sub-adviser, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or a sub-adviser. For the fiscal year ended October 31, 2017, the Funds paid brokerage commissions to affiliated brokers as described in Exhibit E.

Required Vote for Proposal 1

The shareholders of a Fund will vote on the approval of Proposal 1 separately from the shareholders of each other Fund. Approval of Proposal 1 with respect to a Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 1, “voting securities” refers to the shares of a Fund.

The Trustees of the Trust recommend that the shareholders of each Fund vote “FOR” Proposal 1.

PROPOSAL 2.: Approval of (i) a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

PROPOSAL 3.: Approval of (i) a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Background on the Proposals

The purpose of Proposals 2 and 3 is to approve new investment sub-advisory agreements between the Adviser and AXA IM with respect to 1290 Global Talents Fund and 1290 High Yield Bond Fund, and between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund.

The Adviser has entered into investment sub-advisory agreements with one or more sub-advisers with respect to certain Funds of the Trust, pursuant to which the sub-advisers provide the day-to-day implementation of an investment program for all, or a portion, of a Fund’s assets, and provide certain related administrative functions, all subject to the supervision and monitoring of the Adviser and the oversight of the Board. Pursuant to the sub-advisory agreements, the Adviser, and not a Fund, pays a sub-advisory fee to the sub-adviser. The Adviser and the Trust have obtained an exemptive order (“Exemptive Order”) from the SEC to permit the Adviser, subject to the approval of the Board, to hire, terminate and replace sub-advisers and to amend the sub-advisory agreements between the Adviser and the sub-advisers without obtaining shareholder approval. However, under the Exemptive Order, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) of the Adviser (an “Affiliated Sub-Adviser”) unless the sub-advisory agreement with the Affiliated Sub-Adviser, including the compensation to be paid thereunder, is also approved by the affected Fund’s shareholders.

The Adviser has entered into an investment sub-advisory agreement (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”) with each of AXA IM with respect to 1290 Global Talents Fund and 1290 High Yield Bond Fund, and AXA Rosenberg with respect to 1290 SmartBeta

Equity Fund. AXA IM and AXA Rosenberg (each, an “Affiliated Sub-Adviser” and together, the “Affiliated Sub-Advisers”) are affiliates of the Adviser. The date of each Current Sub-Advisory Agreement and the date it was last approved by shareholders are provided in Exhibit F.

Each Current Sub-Advisory Agreement provides that it will terminate upon the termination of the related Current Advisory Agreement with the Adviser. As discussed above in the section titled “Overview,” a Change of Control event that may occur in connection with the Sell-Down Plan will result in the termination of each Current Sub-Advisory Agreement. As explained above, pursuant to the Exemptive Order, the Adviser may not enter into a sub-advisory agreement with an Affiliated Sub-Adviser without shareholder approval. Accordingly, the shareholders of each of 1290 Global Talents Fund, 1290 High Yield Bond Fund, and 1290 SmartBeta Equity Fund (each, a “Sub-Advised Fund” and together, the “Sub-Advised Funds”) are being asked to approve a new sub-advisory agreement (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) between the Adviser and the relevant Affiliated Sub-Adviser with respect to the relevant Sub-Advised Fund. Approval of the New Sub-Advisory Agreements will ensure that AXA IM and AXA Rosenberg may continue to provide sub-advisory services to the Sub-Advised Funds without interruption. The Trust also is taking this opportunity to update and modernize the terms of the investment sub-advisory agreements under which services are provided to the Sub-Advised Funds. If shareholders approve the New Sub-Advisory Agreements, they will initially take effect on or about November 1, 2018. Shareholders also are asked to approve, under certain circumstances, any future investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment sub-advisory agreements terminate. Any such future investment sub-advisory agreements will take effect upon the closing of a Change of Control Event that may occur after shareholder approval.

With respect to certain other Funds of the Trust that are advised by one or more sub-advisers, the Adviser has entered into sub-advisory agreements with various unaffiliated sub-advisers, which agreements also will terminate as a result of Change of Control Events that may occur in connection with the Sell-Down Plan. However, pursuant to the Exemptive Order, the new sub-advisory agreements with these unaffiliated sub-advisers do not require shareholder approval, but only Board approval. Accordingly the Funds and the Adviser anticipate relying on the Exemptive Order to enter into new sub-advisory agreements with the current, unaffiliated sub-advisers to the Funds, as necessitated by any Change of Control Event that may occur in connection with the Sell-Down Plan.

In anticipation of the Sell-Down Plan, the Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Trustees separately, commencing in June 2018 and concluding at the Board’s August 22, 2018 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Sub-Advised Fund, and its shareholders, to approve a New Sub-Advisory Agreement between the Adviser and the respective Affiliated Sub-Adviser in a substantially similar form as the corresponding Current Sub-Advisory Agreement.

At the August 22, 2018 Board meeting, and for the reasons discussed below (see “Matters Considered by the Board”), the Board, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements with respect to the Sub-Advised Funds, as appropriate, and unanimously recommended approval of the New Sub-Advisory Agreements by shareholders. Each New Sub-Advisory Agreement for each Sub-Advised Fund, the form of which is included in Exhibit G, is substantially identical, except with respect to the named Affiliated Sub-Adviser, the names of the Sub-Advised Funds covered by the particular agreement, and the fee schedules. The material terms of the New Sub-Advisory Agreements are described below in the section titled “Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements.” There is no change to the fees between the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, nor is there a change to the relationship between the Adviser and the Affiliated Sub-Advisers. The terms of the New Sub-Advisory Agreements are materially similar to the terms of the Current Sub-Advisory Agreements, except as described below in the section titled “Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements.”

As part of Proposals 2 and 3, shareholders are also being asked to approve any future sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements would not be materially different from the New Sub-Advisory Agreements that are described in this Proxy Statement. These future sub-advisory agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

Shareholders are being asked to vote on approval of these future sub-advisory agreements as part of the same vote on the New Sub-Advisory Agreements because the sales taking place as part of the Sell-Down Plan and subsequent Change of Control Events will be incremental, related steps that are part of the same plan and that are anticipated to lead to the full divestiture of AEH by AXA. Under the circumstances described above, seeking a single shareholder vote for the New Sub-Advisory Agreements and future sub-advisory agreements will allow the Sub-Advised Funds to maintain the uninterrupted services of the Affiliated Sub-Advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of a Sub-Advised Fund in the context of a vote on a sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Sub-Advised Fund may be asked to approve new sub-advisory agreements to permit the Affiliated Sub-Advisers to continue to provide services to the Sub-Advised Funds.

Because each New Sub-Advisory Agreement, like each corresponding Current Sub-Advisory Agreement, is between the Adviser and an Affiliated Sub-Adviser, a Sub-Advised Fund’s New Sub-Advisory Agreement will not take effect until the corresponding New Advisory Agreement for such Sub-Advised Fund has been approved by shareholders. Likewise, any future sub-advisory agreement for a Sub-Advised Fund would not take effect unless the corresponding future advisory agreement for that Fund has also been approved by shareholders.

In the event shareholders of a Sub-Advised Fund do not approve a New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the occurrence of a Change of Control Event that may occur as part of the Sell-Down Plan, the existing investment sub-advisory agreement with respect to that Sub-Advised Fund would terminate and the Adviser would not be able to enter into an investment sub-advisory agreement with the Affiliated Sub-Adviser for that Sub-Advised Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment sub-advisory agreement between the Adviser and the relevant Affiliated Sub-Adviser with respect to that Sub-Advised Fund with a duration of no more than 150 days, seeking approval of a new investment sub-advisory agreement, appointing an unaffiliated investment sub-adviser for the Sub-Advised Fund, or reorganizing the Sub-Advised Fund with and into another investment company in the fund complex.

Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements

The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements are materially similar, except as further described below, and there is no change proposed to the services to be provided to the Sub-Advised Funds and the fees to be paid by the Adviser under the New Sub-Advisory Agreements. As further described below, the New Sub-Advisory Agreements contain certain updated provisions that differ from the Current Sub-Advisory Agreements and that are part of an effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex.

Fees; Services to Be Provided. No changes to the fee schedules are proposed in the New Sub-Advisory Agreements. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Adviser, and not a Sub-Advised Fund, pays the sub-adviser a sub-advisory fee out of the advisory fee it receives from each Sub-Advised Fund. As such, the overall advisory fee paid to the Adviser by each Sub-Advised Fund will not change as a result of the New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreements, each Sub-Advised Fund will continue to receive the same services it receives under its Current Sub-Advisory Agreement. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Adviser employs a sub-adviser to implement the investment program of each Sub-Advised Fund, or a portion thereof, consistent with its objectives and strategies, subject to the supervision and monitoring of the Adviser and the oversight of the Board. Both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that the respective sub-adviser is responsible for making day-to-day investment decisions on behalf of each Sub-Advised Fund, placing orders for the purchase and sale of investments for the Sub-Advised Fund with brokers or dealers selected by the sub-adviser or Adviser, and performing certain limited administrative functions.

Limitation of Liability and Indemnification. Both the Current and New Sub-Advisory Agreements provide that the sub-adviser shall be liable for losses arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any if its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus and Statement of Additional Information (SAI) of a Sub-Advised Fund, or other materials pertaining to a Sub-Advised Fund, or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished by the sub-adviser.

Both the Current and New Sub-Advisory Agreements provide that sub-adviser shall indemnify and hold harmless the Adviser and its affiliates against losses to which the Adviser or its affiliates may become subject arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any if its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus and Statement of Additional Information (SAI) of a Sub-Advised Fund, or other materials pertaining to a Sub-Advised Fund, or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished by the sub-adviser.

Both the Current and New Sub-Advisory Agreements also provide that the Adviser shall indemnify and hold harmless the sub-adviser and its affiliates against losses to which any of the sub-adviser or its affiliates may become subject arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus and Statement of Additional Information (SAI) of a Sub-Advised Fund, or other materials pertaining to a Sub-Advised Fund, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by the sub-adviser.

Term and Continuance. The initial term of the Current Sub-Advisory Agreements is two years from the effective date, and the initial term of the New Sub-Advisory Agreements also would be two years from the effective date. The Current Sub-Advisory Agreements and New Sub-Advisory Agreements provide for the continuance of the agreement for successive one-year terms as to a Sub-Advised Fund, provided that such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. Notwithstanding the initial two-year term of each New Sub-Advisory Agreement, the Board intends to conduct annual contract reviews in 2019 and 2020 consistent with its current review and approval process.

Termination. The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements each may be terminated with respect to a Sub-Advised Fund, at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Sub-Advised Fund, upon sixty (60) days’ written notice to the Adviser and the sub-adviser. The Adviser or the relevant sub-adviser also may terminate the agreement at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party and the Trust. Each of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements will terminate automatically in the event of its assignment (as defined in the 1940 Act), or in the event the related investment advisory agreement between the Adviser and the Trust on behalf of a Sub-Advised Fund terminates for any reason. The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements also will terminate upon written notice by a party to the other party that the other party is in material breach of the agreement, unless such material breach is cured to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Certain Differences Between the Current Sub-Advisory Agreements and New Sub-Advisory Agreements. The following is a summary of certain provisions in the New Sub-Advisory Agreements which differ from the Current Sub-Advisory Agreements, and which are proposed as part of an effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex.

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Description of Adviser’s Responsibilities. The New Sub-Advisory Agreements include a more detailed description of the Adviser’s responsibilities with respect to a Sub-Advised Fund, including, among other things: (1) providing a continuous investment program for the Sub-Advised Funds; (2) monitoring the implementation of each Sub-Advised Fund’s investment program; (3) assessing each Sub-Advised Fund’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Sub-Advised Fund and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Sub-Advised Funds; (6) making recommendations to the Board regarding the investment programs of the Sub-Advised Funds, including any changes to a Sub-Advised Fund’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

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Delegation of Authority to Sub-Advisers; Oversight of Sub-Advisers. As noted above, both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements provide for a delegation of certain of the Adviser’s duties in managing a Sub-Advised Fund’s investment program to a sub-adviser. However, the New Sub-Advisory Agreements provide more detail than the Current Sub-Advisory Agreements in the description of the Adviser’s responsibilities with regard to such delegation. The New Sub-Advisory Agreements state that, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing each sub-adviser; (2) assessing each Sub-Advised Fund’s investment focus and furnishing the Board with periodic reports concerning each sub-adviser; (3) allocating and reallocating the assets of a Sub-Advised Fund, or a portion thereof, managed by one or more sub-advisers; (4) monitoring each sub-adviser’s implementation of the investment program with respect to each Sub-Advised Fund (or portions thereof); (5) causing the appropriate sub-adviser(s) to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating each sub-adviser.

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Representations Regarding Adviser’s and Sub-Adviser’s Compliance with CFTC Regulations. The New Sub-Advisory Agreements include certain representations of the Adviser and the sub-adviser indicating the parties’ compliance with certain provisions of the Commodity Exchange Act and regulations of the Commodity Futures Trading Commission which apply to their management of the Sub-Advised Funds. The Current Sub-Advisory Agreements do not specifically address such compliance.

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Non-Exclusivity. The New Sub-Advisory Agreements provide that the sub-adviser is free to render investment advisory or other services to others, provided that such services do not interfere in a material manner with the sub-adviser’s ability to meet its obligations under the Agreement. The Current Sub-Advisory Agreements do not limit the sub-adviser in this manner with respect to rendering advisory or other services to others.

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Class Action Claims. The Current Sub-Advisory Agreements are silent with regard to a sub-adviser’s responsibilities with respect to class action litigation involving the Sub-Advised Funds, whereas the New Sub-Advisory Agreements provide that the sub-adviser (1) will not be responsible for making any class action filings on behalf of the Sub-Advised Funds; (2) shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Sub-Advised Funds; (3) shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action; and (4) will promptly notify the Adviser if it determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in its proprietary accounts that are also held or were previously held by the Sub-Advised Funds.

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Notice Provision. The New Sub-Advisory Agreements expand the notice provision to state that notices may be sent by electronic transmission (via email) to the address set forth in the Agreement or to any other address that the party entitled to receive the notice may designate in writing. The notice provision in the New Sub-Advisory Agreements further specifies when various forms of notice will be deemed to have been given to the party entitled to receive such notice.

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Amendment Provision. Each New Sub-Advisory Agreement specifically provides that any amendment to the Agreement shall be in writing duly executed by the parties to the Agreement. The Current Sub-Advisory Agreements do not specify that amendments must be in writing.

The description of the New Sub-Advisory Agreements set forth in this Proxy Statement is qualified in its entirety by reference to the form of the New Sub-Advisory Agreements, which is substantially identical with respect to each Sub-Advised Fund, except with respect to the named Affiliated Sub-Adviser, the names of the Funds covered by the particular agreement, and the fee schedules, and which is attached to this Proxy Statement as Exhibit G.

Information about the Sub-Advisers

AXA IM

AXA IM is a wholly-owned subsidiary of AXA Investment Managers S.A., a global investment management company headquartered in Paris, France. The principal office of AXA IM is located at One Fawcett Place, Greenwich, Connecticut, 06830. As of December 31, 2017, AXA IM had approximately $70.1 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of AXA IM. The address of each individual is One Fawcett Place, Greenwich, Connecticut, 06830.

Name	Title/Responsibilities
Xavier Thomin	Chief Executive Officer
Andrea Rossi	Chairman and Director
Joseph Pinto	Director
Marcello Arona	Chief Financial Officer
Barbara Fallon-Walsh	Director

None of the officers or directors of the Funds are officers, employees, directors or shareholders of AXA IM. None of the officers or directors of the Funds own securities or have any other material investment in AXA IM. Certain officers of the Funds who are not directors of AXA IM own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the sub-advisory fee(s) charged by AXA IM for comparable fund(s) subject to the 1940 Act that it advises is provided in Exhibit I.

AXA Rosenberg

AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Rosenberg Group is an indirect, wholly-owned subsidiary of AXA Investment Managers S.A. The principal office of AXA Rosenberg is located at 4 Orinda Way, Orinda, California, 94563. As of December 31, 2017, AXA Rosenberg had approximately $22.5 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of AXA Rosenberg. The address of each individual is 4 Orinda Way, Orinda, California, 94563.

Name	Title/Responsibilities
Heidi Ridley	Global Chief Executive Officer, Director
Christophe Coquema	Director
Marcello Arona	Group Chief Financial Officer
Andrea Rossi	Chairman, Director
Joseph Pinto	Director

None of the officers or directors of the Funds are officers, employees, directors or shareholders of AXA Rosenberg. None of the officers or directors of the Funds own securities or have any other material investment in AXA Rosenberg. Certain officers of the Funds who are not directors of AXA Rosenberg own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the sub-advisory fee(s) charged by AXA Rosenberg for comparable fund(s) subject to the 1940 Act that it advises is provided in Exhibit I.

Required Vote for each of Proposals 2 and 3

The shareholders of a Sub-Advised Fund will vote on the approval of Proposals 2 and 3, as applicable, with respect to that Sub-Advised Fund separately from the shareholders of each other Sub-Advised Fund. Approval of each of Proposals 2 and 3 with respect to a Sub-Advised Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Sub-Advised Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2 and 3, “voting securities” refers to the shares of a Sub-Advised Fund.

The Trustees of the Trust recommend that the shareholders of each respective Sub-Advised Fund vote “FOR” Proposals 2 and 3, as applicable.

MATTERS CONSIDERED BY THE BOARD

Consideration and Approval of New Advisory and Sub-Advisory Agreements Proposed in Proposals 1-3

As described above, the Sell-Down Plan contemplates one or more transactions that are expected to be treated as a direct or indirect “Change of Control Event” for the Adviser, which in turn would result in the automatic termination of the current advisory agreement and, as applicable, current sub-advisory agreements for the Funds, including those sub-advisory agreements with AXA IM and AXA Rosenberg, as well as the sub-advisory agreements with third party, unaffiliated sub-advisers (collectively, the “Sub-Advisers”) (collectively, the “Current Agreements”). The decisions by the Board, including a majority of including those Trustees who are not parties to any Current Agreement or New Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), to approve the proposed new advisory agreement and the proposed new sub-advisory agreements (collectively, the “New Agreements”), and to recommend approval of the New Agreements by shareholders of the Funds, were based on the Board’s determination, acting in the exercise of its business judgment, that it would be in the best interests of the shareholders of each Fund for the Adviser and the Sub-Advisers, as applicable, to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Sell-Down Plan proceeds.

The Board was aware that the implementation of the Sell-Down Plan may not result immediately in a Change of Control Event but also recognized that the Sell-Down Plan contemplates a series of transactions that may be deemed to constitute one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the New Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser and its affiliates throughout the implementation of the Sell-Down Plan without the need for multiple shareholder meetings. Further, the Board concluded that it would be beneficial to the Funds to enter into the New Agreements after shareholder approval is obtained, regardless of whether a Change of Control Event were to occur, because the New Agreements would permit the Funds to operate under advisory and sub-advisory agreements that contain updated and standardized terms that are no less favorable than the terms of the Funds’ current agreements, thus promoting greater uniformity and efficiency across the fund complex. The Board considered the advice provided by legal counsel to the Funds and the Adviser, with respect to the New Agreements, including advice relating to the process and timing of seeking shareholder approval of the New Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Sell-Down Plan. The Board was informed by the Adviser and its counsel that the staff of the U.S. Securities and Exchange Commission had previously provided regulatory assurances to another fund complex that it would not object to seeking shareholder approval of both new advisory agreements and future agreements at a single meeting, in similar circumstances. The Board further considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Agreements.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the nature, quality and extent of the services currently being provided by the Adviser and the Sub-Advisers under the Current Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on July 10-12, 2018. During the review process that led to its approval of the Current Agreements, the Board was aware that it likely would be asked in the very near future to consider approval of the New Agreements. The Board noted that Section 15(c) of the 1940 Act permits new advisory (including sub-advisory) contracts to have an initial term of two years from the date of execution. Therefore certain of the Funds’ Current Agreements were not subject to the approval for continuation by the Board on July 10-12, 2018. In determining to approve these Funds’ New Agreements, the Board considered at its meeting on August 22, 2018 the same factors it reviewed and conclusions it reached, as applicable, in its initial review of the advisory and sub-advisory agreements for these Funds, and focused its review on the potential impact of the Sell-Down Plan on these Funds’ New Agreements and on these prior factors and conclusions. In this regard, the Board recognized that these Funds’ New Agreements are materially similar to their Current Agreements, including with respect to the fees payable and services provided thereunder.

On July 10-12, 2018, the Board concluded, in light of all the factors it considered, that the approval of the Current Agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. In reaching its decision to renew the Current Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Current Agreement and whether the Current Agreement was in the best interests of the Fund and its investors. In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the fee arrangements for the Funds are in many cases the result of review and discussion in prior years between the Trustees and the Adviser and that their conclusions may be based, in part, on their consideration of these same arrangements in prior years. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee(s), and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with shareholders; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (i.e., indirect benefits that the Adviser or its affiliates would not receive but for the existence of the Funds).

In considering each Current Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor. A description of the process followed by the Board in its approval of the continuation of the Current Agreements on July 10-12, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, will be provided in the Funds’ annual report to shareholders for the period ended October 31, 2018.

In connection with its approval of the New Agreements on August 22, 2018, the Board considered its conclusions in connection with its July 10-12, 2018 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided. The Board considered actions to be taken by the Adviser in connection with the July 10-12, 2018 approvals of the Current Agreements with respect to certain Funds in response to discussions with the Board in connection with those approvals. Also in connection with its August 22, 2018 approvals of the New Agreements, the Board considered a representation made to it on that date by the Adviser that there were no additional developments not already disclosed to the Board since July 10-12, 2018 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition to the information it considered in approving the Current Agreements, in considering the New Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Sell-Down Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to the Funds. When making its decisions on August 22, 2018, the Board took into account that the Adviser had discussed with the Board the potential impacts of the IPO and the Sell-Down Plan on the Funds and on the Adviser and its affiliates providing services to the Trust at prior Board meetings, and that the Independent Trustees, in consultation with their independent legal counsel, had requested additional information and regular updates from the Adviser specifically relating to the Sell-Down Plan. The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from their legal counsel, and with assistance from their counsel, prepared written inquiries to the Adviser regarding the Sell-Down Plan, including details regarding AEH’s anticipated business plan for continuing operations after the implementation of the Sell-Down Plan and the occurrence of potential Change of Control Events. The Board received and evaluated responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through meetings of the Independent Trustees (which, at times, included one Board member who is not an Independent Trustee).

At its July 10-12 and August 22, 2018 meetings, the Board engaged in a review and analysis of additional information regarding the proposed Sell-Down and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of AEH and its subsidiaries throughout implementation of the Sell-Down Plan and thereafter. In this connection, the Board considered that the Sell-Down Plan is being implemented as a result of a business plan of AXA, a publicly held French holding company, that the Board generally has been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered the Adviser’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the importance of the investment management operations within the AEH business structure going forward.

The Board also considered the anticipated divestiture by AXA of its U.S. subsidiary, AEH, under the Sell-Down Plan, as well as potential advantages of this divestiture to Fund investors (such as the continuity in U.S. asset management activities, continuity of key personnel, opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of AEH), as well as potential disadvantages of this divestiture to Fund investors, such as the potential eventual loss of affiliation with the AXA name brand. The Board considered AEH’s anticipated ability to continue to use the “AXA” brand name for its asset management operations for a period of time following the consummation of Sell-Down Plan, as well as the status of its planning to transition such operations to a new name. The Board further considered, among other matters: (1) the anticipated arrangements between AXA and AEH over the course of the Sell-Down Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by AXA and that portion that may be dedicated to the capitalization and operations of AEH, including its asset management operations); and (3) other information provided by the Adviser and its affiliates.

At its July 10-12 and August 22, 2018 meetings, the Board considered that, if shareholders approve the New Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the New Agreements, notwithstanding the two-year initial term set forth in the New Agreements. For example, if the New Agreements are approved by shareholders in 2018, the New Agreements normally would not need to be considered for renewal until 2020. However, the Board currently intends to conduct annual reviews of such contracts during 2019 and 2020, and the Adviser has consented to this process. Thus, the Board noted that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds.

Although the Board gave attention to all information provided, the following further discusses some of the factors that the Board deemed relevant to its decision to approve the New Agreements.

Nature, Quality and Extent of Services

In determining whether to approve the New Agreements for the Funds, the Independent Trustees evaluated the nature, quality and extent of the overall services to be provided to each Fund and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of the Adviser and the relevant Sub-Advisers; the ability of the Adviser and each Sub-Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services provided to the respective Funds; the potential implications of any additional regulatory requirements imposed on the Adviser or the relevant Sub-Advisers or Funds following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Funds. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of AEH, as described by the Form S-1 filed by AEH, could provide a strong incentive to AEH to provide appropriate resource allocations to support those asset management operations. The Board also considered representations by the Adviser and its affiliates, including senior investment management personnel indicating that: (1) the Adviser, AXA IM, and AXA Rosenberg can be expected to provide services of the same nature, extent, and quality under the New Agreements as are provided thereby under the Current Agreements; and (2) the Sell-Down Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

The Board noted that there are no changes in the fees payable and services provided between the Current and New Agreements. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements. The Board considered that, to the extent that the New Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. The Board noted no changes were proposed to the allocation of responsibilities between the Adviser and any Sub-Adviser, and that the sub-advised Funds’ Sub-Advisers will continue to be responsible for day-to-day implementation of an investment program, making investment decisions and placing orders for the purchase and sale of securities, on behalf of the applicable Funds, subject to oversight of the Board and the Adviser.

With respect to the performance of the Funds, the Board considered peer group and benchmark investment performance comparison data relating to each Fund in connection with its July 10-12, 2018 approvals of the Current Agreements. The Board considered that the portfolio investment personnel responsible for the management of the respective Funds were expected to continue to manage the Funds following the completion of the Sell-Down Plan, and the investment strategies of the Funds were not expected to change as a result of the Sell-Down Plan. The key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Sell-Down Plan. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

Based on their review, the Independent Trustees found that the nature, extent and quality of services to be provided to the Funds under each respective New Agreement were satisfactory and supported approval of the New Agreements.

Expenses

The Board considered each Fund’s management fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). In this regard the Board considered its prior review, at its July 10-12, 2018 meeting of comparative fee and expense information for each Fund provided to the Board by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. The Board considered that the fee schedule, including the breakpoint schedule (as applicable), for each Fund under its New Agreement(s) is identical to that under the corresponding Current Agreement(s). The Board noted that the Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any transaction under the Sell-Down Plan that is deemed to cause an assignment of the then-effective advisory or sub-advisory agreement for a Fund. In this regard, the Adviser has represented to the Board it will use its best efforts to ensure that its and its affiliates will not take any action that imposes an “unfair burden” on the Funds as a result of the transaction for so long as the requirements of Section 15(f) apply. Based on its review, the Board determined, with respect to each Fund, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee, as applicable, under the New Agreements are fair and reasonable.

Profitability and Costs

The Board considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board considered that at its July 10-12, 2018 meeting, it had reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2017, which was the most recent fiscal year for the Adviser. The Board also took into account that the Adviser had launched the 1290 Funds retail fund complex in the third quarter of 2014 and, therefore, the Trust and the Funds had a relatively short operating history over which to review profitability information. The Board noted that it would continue periodically to review profitability as the Trust’s and the Funds’ operating histories lengthen. The Board recognized that it is difficult to predict with any degree of certainty the impact of the Sell-Down Plan on the Adviser’s profitability. The Board further considered that there were no changes to the advisory, sub-advisory or administration fees to be paid by any Fund as a result of the Sell-Down Plan. The Board concluded that the Adviser’s level of profitability for its advisory activities under the New Agreements would continue to be reasonable in light of the services provided.

In addition, with respect to the sub-advised Funds, the Board noted at its July 10-12, 2018 meeting that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Current Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Fund. The Board also noted that the sub-advisory fees paid by the Adviser to AXA IM and AXA Rosenberg, which are affiliates of the Adviser, are considered as possible fall-out benefits.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. In this regard the Board considered its prior review, at its July 10-12, 2018 meeting, of the management fee and sub-advisory fee rate schedules, as applicable, of the Funds, which will not change under the New Agreements. The Board also considered that the contractual expense limitation arrangements for the Funds that are currently in place will not change as a result of the Sell-Down Plan. The Board further considered that, after extensive discussions with the Adviser at its July 10-12, 2018 meeting, the Adviser had agreed, effective October 1, 2018, to implement revised fee voluntary expense limitations for certain of the Funds. Based on their review, including the considerations in the annual review of the Current Agreements, the Independent Trustees determined that the investment advisory fees and applicable breakpoint schedules, as applicable, continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Agreements.

Fall-Out Benefits

The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements. In this regard the Board considered its prior review, at its July 10-12, 2018 meeting, of the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Funds and receives compensation for acting in this capacity. In addition, the Board recognized that AXA IM and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Funds and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Funds. The Board also noted that AXA Distributors, LLC, also an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. AXA Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class T (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Funds. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution.

The Board noted that as the applicable policies and operations of the Adviser and its affiliates with respect to the Funds were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered its prior review, at its July 10-12, 2018 meeting, of the possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund, may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. The Board noted that as the applicable policies and operations of the Sub-Advisers with respect to the sub-advised Funds were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on August 22, 2018, the Board, including a majority of the Independent Trustees, acting in the exercise of its business judgment, voted to approve the New Agreements and to recommend approval of the New Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the New Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements and to recommend approval of the New Agreements to shareholders.

PROPOSAL 4.: Elect a Board of Trustees.

Background on the Proposal

Under this Proposal 4, shareholders are being asked to elect each of the ten (10) trustee nominees who serve as current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of the Trust.

The fund complex currently includes three registered investment companies — the Trust, EQ Advisors Trust, and AXA Premier VIP Trust. These investment companies share the same investment adviser, the Adviser, and certain administrative, legal, compliance, marketing and other functions. Currently, the Board that oversees each registered investment company in the fund complex is comprised of the same 10 trustees. Assuming that the Proposal for the election of the 12 Nominees is approved by the shareholders of the Trust (and, by means of a separate proposal in a separate joint proxy statement, both the shareholders of EQ Advisors Trust and the shareholders of AXA Premier VIP Trust), the same Board members would continue to oversee the Trust, EQ Advisors Trust, and AXA Premier VIP Trust.

The current Board and its Governance Committee, which consists of all of the current Independent Trustees of the Trust, have determined to increase the size of the Board from 10 to 12 members and have proposed for election by shareholders each of the 10 current members of the Board as well as two new Board members. The Board’s current Trustees are Mark A. Barnard, Thomas W. Brock, Donald E. Foley, Steven M. Joenk, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trust. Messrs. Barnard, Brock, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Mses. Reeg and Williams are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trust. The Board’s Governance Committee identified the two new Nominees to the Board, Michael B. Clement and Kathleen Stephansen, through the use of a third party search firm and extensive interviews with multiple candidates. If elected, Mr. Clement and Ms. Stephansen would be Independent Trustees of the Trust.

As part of its evaluation of this Proposal, the Governance Committee of the Board considered a number of factors, including that the increased size, diversity, skill sets and depth of experience of the Board should enhance the Board’s ability to respond to the increasing complexities of the mutual fund business. The Governance Committee also considered that, as the mandatory retirement date for certain current Board members approaches, it would be advisable to elect two new Board members now so that these new Board members can serve alongside the current Board members as they become increasingly familiar with the Trust and the Funds and their compliance, regulatory and risk management oversight responsibilities.

Upon the recommendation of the Governance Committee, the Board unanimously determined to recommend that shareholders of the Trust vote “FOR” the election of each Nominee at the Meeting to hold office in accordance with the Trust’s governing documents.

Nominees

Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees named below as Trustees of the Trust. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. Subject to the foregoing, if elected by shareholders, each Nominee who would be new to the Board would begin service as a Trustee of the Trust on or about January 1, 2019.

Information regarding each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trust. The business address of all Nominees is 1290 Avenue of the Americas, New York, New York 10104. Messrs. Barnard, Brock, Clement, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Mses. Reeg, Stephansen and Williams are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

The Governance Committee also considered that, if the Nominees are elected by shareholders, all but one of the members of the Board will be Independent Trustees and that the Chairman of the Board will be an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee*
Steven M. Joenk (1958)	Trustee, President and Chief Executive Officer	From October 1, 2017 to present, Trustee, President and Chief Executive Officer, and from June 9, 2014 through September 30, 2017, Trustee, Chairman, President and Chief Executive Officer

From May 2011 to present, Chairman of the Board, Chief Executive Officer and President of the Adviser; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc. and Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.

				138	None.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees
Mark A. Barnard (1949)	Trustee	From February 27, 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director – Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	138	None.
Thomas W. Brock (1947)	Trustee	From January 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	138	From 2012 to 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Michael B. Clement (1957)	Consultant† and Trustee	**, †	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	138 if elected at the Meeting and at a separate meeting of EQ Advisors Trust and AXA Premier VIP Trust
Donald E. Foley (1951)	Trustee	From June 9, 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	138	From 2011 to 2012, Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Christopher P.A. Komisarjevsky (1945)	Trustee	From June 9, 2014 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	138	None.
H. Thomas McMeekin (1953)	Trustee	From June 9, 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	138	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg (1951)	Trustee	From February 27, 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	138	None.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Gary S. Schpero (1953)	Chairman of the Board	From June 9, 2014 to present, Independent Trustee; from June 9, 2014 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	138	From 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund; Blackstone/GSO Long-Short Credit Income Fund; Blackstone/GSO Strategic Credit Fund; and from 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.
Kathleen Stephansen (1954)	Consultant† and Trustee	**,†	From 2018 to present and in 2016, Senior Economic Advisor- Henderson Institute Center for Macroeconomics, Boston Consulting Group; From 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	138 if elected at the Meeting and at a separate meeting of EQ Advisors Trust and AXA Premier VIP Trust

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Kenneth L. Walker (1952)	Trustee	From June 9, 2014 to present	From May 2002 to March 2016, Partner and from March 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	138	None.
Caroline L. Williams (1946)	Trustee	From June 9, 2014 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	138	None.

†	Mr. Clement and Ms. Stephansen each serves as a consultant to the Board effective September 1, 2018. It is anticipated that Mr. Clement and Ms. Stephansen will serve as consultants to the Board until December 31, 2018 (unless extended or otherwise modified).
*	Affiliated with the Adviser. If elected by shareholders, Mr. Clement and Ms. Stephansen would begin service as Trustees of the Trust on or about January 1, 2019.
**	Each Nominee elected will serve during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board had adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.
***	The registered investment companies in the fund complex include the Trust, EQ Advisors Trust, and AXA Premier VIP Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such company.

Qualifications and Experience of the Nominees

The current Board believes that all of the Nominees possess substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. The current Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of the Trust, the current Board considered a wide variety of information about the Nominee, and multiple factors contributed to the current Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

Information about certain of the specific qualifications and experience of each Nominee relevant to the current Board’s conclusion that the Nominee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Nominee that the current Board believes support a conclusion that the Nominee should serve as Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including EQ Advisors Trust and AXA Premier VIP Trust.

Independent Nominees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and over a year of service as a Trustee of the Trust, EQ Advisors Trust and AXA Premier VIP Trust. Prior to his election to the Board, Mr. Barnard had served as a consultant to the Board and the EQ Advisors Trust Board since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms, multiple years of service on the boards of public companies and organizations and investment companies, over a year of service as a Trustee of AXA Premier VIP Trust, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, and multiple years of service on the board of a real estate investment trust.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, over a year of service as a Trustee of AXA Premier VIP Trust, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services, over a year of service as a Trustee of AXA Premier VIP Trust, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, has over a year of service as a Trustee of AXA Premier VIP Trust, and has multiple years of service as a Trustee of the Trust and EQ Advisors Trust.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and over a year of service as a Trustee of the Trust, EQ Advisors Trust and AXA Premier VIP Trust. Prior to her election to the Board, Ms. Reeg had served as a consultant to the Board and the EQ Advisors Trust Board since January 1, 2016.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm, over a year of service as a Trustee of AXA Premier VIP Trust, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry, senior management experience with investment management firms , over a year of service as a Trustee of AXA Premier VIP Trust, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations, over a year of service as a Trustee of AXA Premier VIP Trust, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust.

Structure of the Board

The Board currently is comprised of ten Trustees, and there are two vacancies on the Board. Nine of the ten current Trustees are Independent Trustees. Mr. Joenk is an Interested Trustee. Effective as of October 1, 2017, the Board appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds six regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the size of the Trust, the number of Funds offered by the Trust and in the fund complex, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its offering as a retail investment product.

The Audit Committee functions to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held four meetings during the fiscal year ended October 31, 2017. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee functions to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s Chief Compliance Officer (“CCO”); and review the independence of outside counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance programs. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of the Adviser or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment adviser and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Governance Committee gives recommendations provided by the Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by shareholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Board. The Governance Committee periodically reviews the size and composition of the Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the Board, so that the Board reflects the appropriate balance of experience, skills, attributes and diversity required for the Board as a whole. The Governance Committee held three meetings during the fiscal year ended October 31, 2017. Mr. Komisarjevsky serves as the Chair of the Governance Committee. A copy of the written charter for the Governance Committee is attached to this Proxy Statement as Exhibit L.

The Investment Committee functions to assist the Board in its oversight of Fund performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews the Funds’ performance and interfacing with personnel at the Adviser and, in the case of certain Funds, the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, meet individually and engage in extensive discussions with Sub-Advisers to the Sub-Advised Funds during in-person presentations made throughout the year. The Investment Committee held five meetings during the fiscal year ended October 31, 2017. Messrs. McMeekin, Walker and Foley serve as the Co-Chairs of the Investment Committee.

During the fiscal year ended October 31, 2017, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Risk Oversight of the Trust

The management of various risks relating to the administration and operation of the Trust and its Funds is the responsibility of the Adviser and the other service providers, including (in the case of certain Funds) any Sub-Advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and the Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to its Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as reports from the Valuation Committee regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including (in the case of certain Funds) the Sub-Advisers to the Funds, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Compensation

No director, trustee, member, officer, or employee of the Adviser or an affiliated company receives any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee.

Each Independent Trustee receives from the Trust an annual fee of $2,000, payable quarterly, representing the payment of an annual retainer. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Mr. Clement and Ms. Stephansen, each of whom serves as a consultant to the Board effective September 1, 2018, will be paid $60,000, in a single instalment, for their services through December 31, 2018.

Information regarding compensation paid to the Independent Trustees for the most recent fiscal year ended October 31, 2017, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended October 31, 2017*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Mark A. Barnard	$1,333	$0	$0	$160,500
Thomas W. Brock	$2,000	$0	$0	$317,167
Donald E. Foley	$2,000	$0	$0	$337,583
Christopher P.A. Komisarjevsky	$2,000	$0	$0	$347,583
H. Thomas McMeekin	$2,000	$0	$0	$337,583
Gloria D. Reeg	$1,333	$0	$0	$160,500
Gary S. Schpero	$2,000	$0	$0	$385,083
Kenneth L. Walker	$2,000	$0	$0	$337,583
Caroline L. Williams	$2,000	$0	$0	$347,583

*	For the period November 1, 2016 to February 26, 2017, Ms. Gloria Reeg received compensation in the amount of $538 from the Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of the Trust and the EQ Advisors Trust. For the period November 1, 2016 to February 26, 2017, Mr. Mark Barnard received compensation in the amount of $538 from the Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Boards of Trustees of the Trust and the EQ Advisors Trust.
**	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 121 series of three (3) trusts in the fund complex.

Nominee Ownership of Fund Shares

The following tables set forth information describing the dollar range of equity securities beneficially owned by each Nominee in a Fund and in all series in the aggregate within the same fund family overseen and/or to be overseen by the Nominee, as of October 31, 2017.

Trustee/ Nominee	1290 Convertible Securities Fund	1290 DoubleLine Dynamic Allocation Fund	1290 GAMCO Small/ Mid Cap Value Fund	1290 Global Talents Fund	1290 High Yield Bond Fund	1290 Multi- Alternative Strategies Fund	1290 SmartBeta Equity Fund	1290 Diversified Bond Fund
Interested Trustee/Nominee
Steven M. Joenk	B	C	C	B	C	C	C	B
Independent Trustees/Nominees
Mark A. Barnard	A	A	A	A	A	A	A	A
Thomas W. Brock	A	A	B	A	A	A	B	A
Michael B. Clement	A	A	A	A	A	A	A	A
Donald E. Foley	A	B	B	A	A	B	B	A
Christopher P. A. Komisarjevksy	A	A	C	A	A	A	A	A
H. Thomas McMeekin	A	A	C	A	A	A	C	A
Gloria D Reeg	A	A	A	A	A	A	B	A
Gary S. Schpero	A	A	C	A	A	A	A	A
Kathleen Stephansen	A	A	A	A	A	A	A	A
Kenneth L. Walker	A	A	C	A	A	A	A	A
Caroline L. Williams	A	B	B	A	A	A	B	A

A = None; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000

Trustee/ Nominee	1290 Retirement 2020 Fund	1290 Retirement 2025 Fund	1290 Retirement 2030 Fund	1290 Retirement 2035 Fund	1290 Retirement 2040 Fund	1290 Retirement 2045 Fund	1290 Retirement 2050 Fund	1290 Retirement 2055 Fund	1290 Retirement 2055 Fund
Interested Trustee/Nominee
Steven M. Joenk	A	A	A	A	A	A	A	A	A
Independent Trustees/Nominees
Mark A. Barnard	A	A	A	A	A	A	A	A	A
Thomas W. Brock	A	A	A	A	A	A	A	A	A
Michael B. Clement	A	A	A	A	A	A	A	A	A
Donald E. Foley	A	A	A	A	A	A	A	A	A
Christopher P.A. Komisarjevsky	A	A	A	A	A	A	A	A	A
H. Thomas McMeekin	A	A	A	A	A	A	A	A	A
Gloria D. Reeg	A	A	A	A	A	A	A	A	A
Gary S. Schpero	A	A	A	A	A	A	A	A	A
Kathleen Stephansen	A	A	A	A	A	A	A	A	A
Kenneth L. Walker	A	A	A	A	A	A	A	A	A
Caroline L. Williams	A	A	A	A	A	A	A	A	A

Trustee/Nominee	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee/Nominee in Family of Investment Companies*
Interested Trustee/Nominee
Steven M. Joenk	E
Independent Trustees/Nominees
Mark A. Barnard	A
Thomas W. Brock	C
Michael B. Clement	A
Donald E. Foley	C
Christopher P. A. Komisarjevksy	C
H. Thomas McMeekin	C
Gloria D Reeg	B
Gary S. Schpero	C
Kathleen Stephansen	A
Kenneth L. Walker	C
Caroline L. Williams	C

A = None; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000

*	This column reflects information regarding ownership of equity securities issued by portfolios in the Trust, EQ Advisors Trust, and AXA Premier VIP Trust.

No Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in the Adviser, any Sub-Adviser or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Officers of the Trust

The following table provides information regarding the officers of the Trust. Each officer was elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of the Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, President and Chief Executive Officer	Trustee, President and Chief Executive Officer from June 2014 to present; Chairman of the Board from June 2014 through September 30, 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President of the Adviser; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc. and Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
Patricia Louie, Esq. (1955)	Senior Vice President, Chief Legal Officer	Secretary from June 2014 to 2018; Senior Vice President and Chief Legal Officer from June 2014 to present	From June 2012 to present, Executive Vice President and General Counsel of the Adviser; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of the Adviser; from February 2011 to present, Managing Director and Associate General Counsel of AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
William MacGregor (1975)	Senior Vice President and Secretary	From August 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President and Secretary of the Adviser; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	From May 2011 to present, Director and Senior Vice President of the Adviser; from February 2011 to present, member of the Board of Directors of the Adviser; from February 2003 to present, Lead Director of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of the Adviser; from May 2011 to June 2012, Senior Vice President of the Adviser; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Financial and AXA Equitable.
Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of the Adviser; from May 2011 to June 2012, Vice President of the Adviser; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly (1968)	Controller	From June 2014 to present	From May 2011 to present, Vice President of the Adviser; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell (1961)	Vice President	From June 2014 to present	From June 2012 to present, Senior Vice President of the Adviser; from February 2011 to present, member of the Board of Directors of the Adviser; from May 2011 to June 2012, Vice President of the Adviser; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga (1978)	Assistant Controller	From June 2014 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli (1974)	Assistant Controller	From June 2014 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of the Adviser; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Joseph J. Paolo (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of the Adviser; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Carla Byer (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of the Adviser. From April 2014 through August 2016, Senior Vice President Zealot Networks. From September 2008 through April 2012, Vice President of the Adviser.
Fernando Pinto (1983)	Vice President — Director of Risk	From February 2018 to present	From May 2017 to present, Vice President of 1290 Asset Managers; from November 2016 to present, Director, Risk Management, AXA Equitable; from February 2015 to October 2016, Director, Operational Risk Management, AXA Equitable; from August 2005 to January 2015, Lead Manager, Internal Audit, AXA Equitable; and from June 2003 to July 2005, Audit Consultant, Aetna Inc.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Patricia Cox (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 2014 to present	From June 2014 to present, Vice President of 1290 Asset Managers; from April 2014 to present, Senior Director of AXA Equitable; Operations Consultant for Wells Real Estate Funds March 2009-September 2010; Director of Transfer Agent Operations for Wells Real Estate Funds October 2010 - March 2014; Senior VP of Operations for the AXA Enterprise Group of Funds August 2004-August 2008.
Richard Guinnessey (1963)	Vice President	From June 2014 to present	From June 2012 to present, Vice President of the Adviser; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu (1978)	Vice President	From June 2016 to present	From June 2016 to present, Vice President of the Adviser; from December 2014 to present, Director of Portfolio Analytics of the Adviser; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of the Adviser; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Michal Levy (1979)	Vice President	From June 2016 to present	From December 2014 to present, member of the Board of Directors of the Adviser; from March 2017 to present, Senior Vice President and Chief Operating Officer of the Adviser; and from June 2014 to March 2017, Vice President of the Adviser; from October 2013 to present, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Xavier Poutas (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of the Adviser and from June 27, 2016 to present, Vice President of the Adviser; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Helen Lai (1973)	Assistant Vice President	From June 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of the Adviser and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi (1985)	Assistant Vice President	From June 2014 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Faria Adam (1968)	Assistant Secretary	From March 2016 to present	From May 2015 to present, Lead Manager/Legal Assistant of AXA Equitable; and from 1999 to 2011, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Helen Espaillat (1963)	Assistant Secretary	From June 2014 to present	From July 2004 to present, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of the Adviser.
Lorelei Fajardo (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

*	The officers in the table above (except Patricia Cox) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Advisers Trust, and AXA Premier VIP Trust.
**	Each officer is elected on an annual basis.

Shareholder Communications

The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to William MacGregor, Secretary of the Trust, 1290 Avenue of the Americas, New York, New York 10104, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 4

The shareholders of all Funds of the Trust will vote collectively as a single class on Proposal 4. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. The approval of one Nominee is not contingent on the approval of the other Nominees.

The current Trustees of the Trust recommend that shareholders vote “FOR” each Nominee in Proposal 4.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Before PwC is engaged by the Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2017
Audit Fees[1]	$229,712	$457,231
Audit-Related Fees[2]	$16,735	$26,150
Tax Fees[3]	$91,186	$112,889
All Other Fees[4]	$0	$0
Non-Audit Fees[5]	$5,534,709	$6,017,545

1	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.
2	Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Fund. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
3	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
5	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust.

The Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant for the Trust. Audit, audit-related and tax services provided to the Trust on an annual basis require pre-approval by the entire Audit Committee. In the event that the audit fees exceed the pre-approved estimated amount, the Audit Committee’s delegate, consisting of the Trust’s Audit Committee chair, Chief Executive Officer, Chief Financial Officer and Independent Chair of the Board, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire Audit Committee. The Audit Committee chair or the Independent Chair of the Board also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the Trust’s principal accountant for the Trust, provided that each such service is brought to the attention of the Audit Committee prior to the completion of the audit of the Trust’s financial statements.

The Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to the Trust’s Adviser (not including any Sub-Adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ADDITIONAL INFORMATION

Shareholders of a Fund may have family members living in the same home who also own shares of a Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Trust will, until notified otherwise, send only one copy of an annual or semi-annual shareholder report or Proxy Statement or Notice of Internet Availability of Proxy Statement to each household address. If you would like to receive separate documents for each account holder, please call the Trust at 1-888-310-0416 or write to the Trust at 1290 Avenue of the Americas, New York, New York 10104. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of such documents and would prefer to receive a single copy of such documents, please call or write the Trust at the phone number or address listed above.

VOTING INFORMATION

The following information applies to each Fund for which you are entitled to vote.

Voting Rights

Shareholders of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

Each whole share of a Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit J shows the number of outstanding shares of the Trust and each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the respective Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The Adviser has advised the Trust that certain shares are registered to the Adviser. These shares will be voted by the Adviser “FOR” or “AGAINST” approval of each Proposal, or as an abstention, in the same proportion as other shareholders have voted.

Prompt execution and return of the enclosed proxy card(s) is requested. A self addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of a Fund will vote on the approval of Proposals 1 through 3, as applicable, with respect to that Fund separately from the shareholders of each other Fund. Approval of a Proposal with respect to a Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 1 through 3, “voting securities” refers to the shares of a Fund. With respect to Proposals 1 through 3, the presence, in person or by proxy, of at least one-third of the shares of a Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Fund.

The shareholders of all Funds will vote collectively as a single class on Proposal 4. To be elected as Trustees under Proposal 4, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. With respect to Proposal 4, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. The approval of one Nominee is not contingent on the approval of the other Nominees.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” Proposals 1 through 3 because each of these Proposals requires the affirmative vote of a specified majority of the applicable Fund’s outstanding voting securities. However, abstentions and broker non-votes will not have an effect on Proposal 4, which requires a plurality of the votes cast.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To the Trust’s knowledge, as of the Record Date, the current Trustees, the nominees, and the officers of the Trust, as a group, owned beneficially or of record                     % of the outstanding shares of Class                      of 1290                      Fund, and less than 1% of the outstanding shares of each Class of each other Fund.

As of the Record Date, except as set forth in Exhibit K, to the Trust’s knowledge, no person owned beneficially or of record more than 5% of any class of the outstanding shares of a Fund. The Adviser may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of the Record Date. Shareholders owning more than 25% of the outstanding shares of the Trust or a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies

Solicitation of proxies is being made by the Trust primarily by distribution of this Notice and Proxy Statement on or about September [5], 2018. The principal solicitation will be by mail, but proxies also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Adviser or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. In lieu of executing a proxy card, you may attend the Meeting in person. The Trust will request that brokers or nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares.

The cost of the Meeting, including the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, will be borne by the Adviser and/or its affiliates.

Adjournment or Postponement

If the quorum necessary to transact business with respect to the Trust or a Fund is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

*    *    *    *    *

We need your vote. It is important that you execute and return all of your proxy cards promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A - NAMES AND ADDRESSES OF THE SUB-ADVISERS

AXA Investment Managers, Inc. One Fawcett Place Greenwich, CT 06830
AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563
Brandywine Global Investment Management, LLC 2929 Arch Street Philadelphia, PA 19104
DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071
GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580
Palisade Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024

A-1

EXHIBIT B - SHAREHOLDER APPROVAL OF CURRENT ADVISORY AGREEMENT

The date of the Current Advisory Agreement and the date on which it was last approved by shareholders are as follows:

Current Advisory Agreement

Fund	Date of Current Advisory Agreement	Date Last Approved by Shareholders
1290 Convertible Securities Fund	September 1, 2014	July 6, 2015
1290 DoubleLine Dynamic Allocation Fund	September 1, 2014	March 7, 2016
1290 GAMCO Small/Mid Cap Value Fund	September 1, 2014	November 12, 2014
1290 Low Volatility Global Equity Fund	September 1, 2014	February 27, 2017
1290 Global Talents Fund	September 1, 2014	April 11, 2016
1290 High Yield Bond Fund	September 1, 2014	November 12, 2014
1290 Multi-Alternative Strategies Fund	September 1, 2014	July 6, 2015
1290 SmartBeta Equity Fund	September 1, 2014	November 12, 2014
1290 Diversified Bond Fund	September 1, 2014	July 6, 2015
1290 Retirement 2020 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2025 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2030 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2035 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2040 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2045 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2050 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2055 Fund	September 1, 2014	February 27, 2017
1290 Retirement 2060 Fund	September 1, 2014	February 27, 2017

B-1

EXHIBIT C - FORM OF NEW ADVISORY AGREEMENT AND FEE SCHEDULES

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of [DATE], 2018, between 1290 Funds, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware, doing business as “1290 Asset Managers” (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the series of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Funds”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.    APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Funds, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Fund and will perform its duties hereunder for the Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.    DUTIES OF THE ADVISER

A.    Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Fund’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B.    Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Funds; (ii) make recommendations to the Board regarding the investment program of the Trust and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Funds.

C.    Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D.    Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E.    Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Fund which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F.    Reports. The Adviser will:

(i)    Furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(ii)    Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii)    Apprise, on its own initiative, the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G.    Fair Valuation Assistance. In accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available.

H.    Cooperation with Other Service Providers. The Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

I.    Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Funds to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act.

The Adviser will have overall supervisory responsibility for the general management and investment of each Fund’s assets; full discretion to select new or additional Sub-advisers for each Fund; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i)    Oversee the performance of delegated functions by each Sub-adviser, assess each Fund’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii)    Allocate and reallocate the assets of a Fund, or a portion thereof, to be managed by one or more Sub-advisers for such Fund and coordinate the activities of all Sub-advisers;

(iii)    Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Fund (or portions of any Fund) under the management of such Sub-adviser;

(iv)    Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(v)    Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi)    Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii)    Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii)    Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

J.    The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)    Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)    Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement; and

(iii)    Information for Prospectuses and Other Documents. The Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

K.    Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

3.    ALLOCATION OF EXPENSES

A.    Expenses Paid by the Adviser:

(i)    Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii)    Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.    Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i)    Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)    Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii)    Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)    Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi)    Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)    Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii)    Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix)    Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)    Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi)    Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)    Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Fund the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Fund and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.    RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.    DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Fund, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund. This Agreement will continue in effect for a two-year period, except that with respect to any new Fund, this Agreement will continue in effect for two years from the date such Fund is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Fund only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds.

If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Fund if a majority of the outstanding voting securities of the shares of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

11.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.    NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.    FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.    GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (d/b/a 1290 Asset Managers)	1290 FUNDS

By:	By:
Steven M. Joenk	Brian Walsh
Chief Executive Officer and President	Chief Financial Officer and Treasurer

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Funds

1290 Convertible Securities Fund

1290 DoubleLine Dynamic Allocation Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 Global Talents Fund

1290 High Yield Bond Fund

1290 Low Volatility Global Equity Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Diversified Bond Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

	(as a percentage of average daily net assets)
Funds	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 GAMCO Small/Mid Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
1290 DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 SmartBeta Equity	0.700%	0.650%	0.625%	0.600%	0.575%
1290 Global Talents	0.800%	0.750%	0.725%	0.700%	0.675%

	(as a percentage of average daily net assets)
Funds	First $4 Billion	Next $4 Billion	Thereafter
1290 High Yield Bond	0.600%	0.580%	0.560%
1290 Convertible Securities	0.700%	0.680%	0.660%
1290 Diversified Bond	0.600%	0.580%	0.560%

	(as a percentage of average daily net assets)
Funds	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Low Volatility Global Equity Fund	0.500%	0.490%	0.480%	0.470%
1290 Multi-Alternative Strategies Fund	0.500%	0.490%	0.480%	0.470%

(as a percentage of average daily net assets)
Funds
1290 Retirement 2020 Fund	0.500%
1290 Retirement 2025 Fund	0.500%
1290 Retirement 2030 Fund	0.500%
1290 Retirement 2035 Fund	0.500%
1290 Retirement 2040 Fund	0.500%
1290 Retirement 2045 Fund	0.500%
1290 Retirement 2050 Fund	0.500%
1290 Retirement 2055 Fund	0.500%
1290 Retirement 2060 Fund	0.500%

EXHIBIT D - FEES PAID TO THE ADVISER BY THE FUNDS

Each Fund pays a fee to the Adviser for management services. The tables below show the annual rate of the management fees (as a percentage of a Fund’s average daily net assets) that the Adviser received during the fiscal year ended October 31, 2017, for managing each of the Funds and the rate of the management fees waived by the Adviser during the fiscal year ended October 31, 2017, in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers), as described below, between the Adviser and the Trust with respect to certain of the Funds.

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Funds	All Classes	Class A	Class T	Class I	Class R
1290 Convertible Securities Fund	0.70%	0.77%	N/A	0.77%	0.77%
1290 DoubleLine Dynamic Allocation Fund	0.75%	0.54%	N/A	0.54%	0.55%
1290 GAMCO Small/Mid Cap Value Fund	0.75%	1.45%	1.99%	1.45%	1.47%
1290 Global Talents Fund	0.80%	0.86%	N/A	0.87%	0.87%
1290 High Yield Bond Fund	0.60%	0.78%	1.26%	0.76%	0.76%
1290 Low Volatility Global Equity Fund	0.50%	N/A	N/A	4.44%	N/A
1290 Multi-Alternative Strategies Fund	0.50%	1.08%	N/A	1.07%	1.07%
1290 SmartBeta Equity Fund	0.70%	1.57%	2.00%	1.53%	1.52%
1290 Diversified Bond Fund	0.80%	0.46%	N/A	0.46%	0.46%
1290 Retirement 2020 Fund	0.50%	N/A	N/A	4.79%	N/A
1290 Retirement 2025 Fund	0.50%	N/A	N/A	4.77%	N/A
1290 Retirement 2030 Fund	0.50%	N/A	N/A	4.74%	N/A
1290 Retirement 2035 Fund	0.50%	N/A	N/A	4.75%	N/A
1290 Retirement 2040 Fund	0.50%	N/A	N/A	4.75%	N/A
1290 Retirement 2045 Fund	0.50%	N/A	N/A	4.77%	N/A
1290 Retirement 2050 Fund	0.50%	N/A	N/A	4.74%	N/A
1290 Retirement 2055 Fund	0.50%	N/A	N/A	4.73%	N/A
1290 Retirement 2060 Fund	0.50%	N/A	N/A	4.73%	N/A

Expense Limitation Provisions

In the interest of limiting through April 30, 2019 (April 30, 2020, in the case of 1290 Diversified Bond Fund) (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), the expenses of each Fund listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Funds listed below so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and (except as otherwise indicated below) fees and expenses of other investment companies in which a Fund may invest) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Convertible Securities Fund	1.05%	1.05%	1.05%	1.05%
1290 DoubleLine Dynamic Allocation Fund*	1.00%	1.00%	1.00%	1.00%
1290 GAMCO Small/Mid Cap Value Fund*	1.00%	1.00%	1.00%	1.00%
1290 Global Talents Fund	1.00%	1.00%	1.00%	1.00%

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 High Yield Bond Fund	0.80%	0.80%	0.80%	0.80%
1290 Low Volatility Global Equity Fund*	0.65%	0.65%	0.65%	0.65%
1290 Multi-Alternative Strategies Fund*	1.40%	1.40%	1.40%	1.40%
1290 SmartBeta Equity Fund	0.90%	0.90%	0.90%	0.90%
1290 Diversified Bond Fund	0.50%	0.50%	0.50%	0.50%
1290 Retirement 2020 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2025 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2030 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2035 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2040 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2045 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2050 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2055 Fund*	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2060 Fund*	0.65%	0.65%	0.65%	0.65%

*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

Voluntary* Expense Limitation Provisions

Effective October 1, 2018, the Adviser has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Funds listed below so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and (except as otherwise indicated below) fees and expenses of other investment companies in which a Fund may invest) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Convertible Securities Fund	1.00%	1.00%	1.00%	1.00%
1290 DoubleLine Dynamic Allocation Fund **	0.95%	0.95%	0.95%	0.95%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%	0.75%

*	Voluntary waivers may be reduced or discontinued at any time without notice.
**	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

The following tables show the amount of the investment management fee waived by the Adviser and the amount of the investment management fee paid by each Fund to the Adviser for the fiscal year ended October 31, 2017:

Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Convertible Securities Fund	$152,285	$0	$166,977
1290 DoubleLine Dynamic Allocation Fund	$428,649	$138,310	$290,339
1290 GAMCO Small/Mid Cap Value Fund	$105,295	$0	$203,276

Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Global Talents Fund	$183,919	$0	$201,241
1290 High Yield Bond Fund	$180,615	$0	$231,316
1290 Low Volatility Global Equity Fund	$8,999	$0	$93,099
1290 Multi-Alternative Strategies Fund	$77,426	$0	$165,395
1290 SmartBeta Equity Fund	$91,589	$0	$199,975
1290 Diversified Bond Fund	$562,353	$240,575	$321,778
1290 Retirement 2020 Fund	$8,681	$0	$96,299
1290 Retirement 2025 Fund	$8,715	$0	$96,317
1290 Retirement 2030 Fund	$8,733	$0	$95,969
1290 Retirement 2035 Fund	$8,747	$0	$96,339
1290 Retirement 2040 Fund	$8,762	$0	$96,423
1290 Retirement 2045 Fund	$8,799	$0	$97,023
1290 Retirement 2050 Fund	$8,790	$0	$96,472
1290 Retirement 2055 Fund	$8,805	$0	$96,529
1290 Retirement 2060 Fund	$8,809	$0	$96,563

EXHIBIT E - ADDITIONAL FEE INFORMATION

The administration fees paid by the Funds to the Adviser during the fiscal year ended October 31, 2017, were as follows:

Fund	Administration Fee Paid to the Adviser
1290 Convertible Securities Fund	$32,633
1290 DoubleLine Dynamic Allocation Fund	$85,730
1290 GAMCO Small/Mid Cap Value Fund	$30,010
1290 Global Talents Fund	$34,485
1290 High Yield Bond Fund	$45,154
1290 Low Volatility Global Equity Fund	$20,219
1290 Multi-Alternative Strategies Fund	$30,005
1290 SmartBeta Equity Fund	$30,003
1290 Diversified Bond Fund	$105,442
1290 Retirement 2020 Fund	$20,219
1290 Retirement 2025 Fund	$20,220
1290 Retirement 2030 Fund	$20,220
1290 Retirement 2035 Fund	$20,219
1290 Retirement 2040 Fund	$20,219
1290 Retirement 2045 Fund	$20,219
1290 Retirement 2050 Fund	$20,220
1290 Retirement 2055 Fund	$20,220
1290 Retirement 2060 Fund	$20,219

For the fiscal year ended October 31, 2017, the following Funds paid the amounts indicated to affiliated broker-dealers of the Adviser and/or a sub-adviser:

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions
1290 GAMCO Small/Mid Cap Value	G. Research	$22,449	91.22%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions

E-1

EXHIBIT F - SHAREHOLDER APPROVAL OF CURRENT SUB-ADVISORY AGREEMENTS

The date of each Current Sub-Advisory Agreement and the date it was last approved by shareholders are as follows:

AXA IM

Fund	Date of Current Sub-Advisory Agreement	Date Last Approved by Shareholders
1290 Global Talents Fund	September 1, 2014	April 11, 2016
1290 High Yield Bond Fund	September 1, 2014	November 12, 2014

AXA Rosenberg

Fund	Date of Current Sub-Advisory Agreement	Date Last Approved by Shareholders
1290 SmartBeta Equity Fund	September 1, 2014	November 12, 2014

F-1

EXHIBIT G - FORM OF NEW SUB-ADVISORY AGREEMENTS AND FEE SCHEDULES

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT, dated as of [DATE], 2018, by and between AXA Equitable Funds Management Group, LLC (doing business as “1290 Asset Managers”), a limited liability company organized in the State of Delaware (“Adviser”), and [NAME OF SUB-ADVISER], a [limited liability company organized in the State of Delaware] (“Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with 1290 Funds (“Trust”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is responsible for, among other things, providing a continuous investment program for the funds of the Trust, monitoring the implementation of each fund’s investment program, assessing each fund’s investment objectives and policies, composition, investment style and investment process, effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund, developing and evaluating strategic initiatives with respect to the funds, making recommendations to the Board regarding the investment programs of the funds, including any changes to fund investment objectives and policies, coordinating and/or implement strategic initiatives approved by the Trust’s Board of Trustees (“Trust Board”), and preparing and providing reports to the Trust Board on the impact of such strategic initiatives on the funds;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser has the authority under the Advisory Agreement to select and contract with one or more sub-advisers to sub-advise the funds of the Trust and the Adviser desires to retain the Sub-Adviser to render investment sub-advisory and certain other services to the fund(s) (or an allocated portion thereof) of the Trust specified in Appendix A hereto, as amended from time to time (“Fund(s)”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Trust Board has approved the selection of the Sub-Adviser as a sub-adviser to the Fund(s);

WHEREAS, the Sub-Adviser is willing to furnish such services to the Fund(s); and

WHEREAS, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the performance of delegated functions by each sub-adviser; (2) assessing each fund’s investment focus and furnishing the Trust Board with periodic reports concerning the performance of delegated responsibilities by the sub-adviser; (3) allocating and reallocating the assets of a fund, or a portion thereof, managed by one or more sub-advisers for such fund and coordinating the activities of all sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program established by the Adviser with respect to each fund (or portions thereof) under the management of such sub-adviser; (5) causing the appropriate sub-adviser(s) to furnish to the Trust Board such information and reports as the Trust Board may reasonably request; and (6) compensating the sub-adviser in the manner specified by the sub-advisory agreement;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.    APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund(s), subject to the supervision and oversight of the Adviser and the Trust Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust, except as expressly authorized in this Agreement or another writing by the Adviser or the Trust and the Sub-Adviser.

2.    ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts its appointment as sub-adviser to the Fund(s) and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund(s) will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any cash, securities or other assets of the Fund(s) and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.    SERVICES TO BE RENDERED BY SUB-ADVISER

A.    As a sub-adviser to the Fund(s), the Sub-Adviser will invest and reinvest the assets of the Fund(s) and determine the composition of the assets of the Fund(s), subject always to the supervision and control of the Adviser and the Trust Board.

B.    As part of the services it will provide hereunder, the Sub-Adviser will:

(i)    obtain and evaluate, to the extent deemed necessary or advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund(s) or are under consideration for inclusion in the Fund(s);

(ii)    formulate and implement a continuous investment program for each of the Fund(s);

(iii)    take whatever reasonable steps are necessary to implement the investment program(s) for the Fund(s) by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program(s) of the Fund(s);

(iv)    keep the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets of the Fund(s), the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trust Board; and attend meetings with the Adviser and/or the Trust Board, as reasonably requested, to discuss the foregoing;

(v)    in accordance with procedures and methods established by the Trust Board, which may be amended from time to time, to the extent not prohibited by applicable law or confidentiality obligation, provide, upon request, reasonable assistance in determining the fair value of, and/or use reasonable efforts to arrange for the provision of valuation information or fair value prices from parties independent of the Sub-Adviser for, each security or other asset of the Fund(s) for which market quotations are not readily available. The Adviser agrees that the Sub-Adviser is not a pricing agent for the Trust;

(vi)    provide, upon request, any and all reasonable material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages that have investment objectives, policies and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund(s) or that may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus (as hereinafter defined) or in any permissible reports and materials prepared by the Adviser, the Trust or their agents; and

(vii)    cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser; and provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.    In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended from time to time (“Governing Documents”); (ii) the currently effective Prospectus and Statement of Additional Information of the Trust, filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s registration statement on Form N-1A and delivered to the Sub-Adviser, as amended and/or supplemented (“Prospectus”); (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund(s); (iv) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Trust Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Governing Documents, Prospectus, Compliance Manual, and other relevant policies and procedures adopted by the Trust Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document. The Adviser agrees that the Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event, except after obtaining a proper exemptive order or other relief or the Adviser’s consent, beyond the mandatory compliance date for any such change), any change in the Governing Documents, Prospectus, Compliance Manual, or other relevant policies and procedures adopted by the Trust Board. The Adviser agrees that the Sub-Adviser is not a compliance agent for the Trust or the Adviser, may not have access to all of the books and records of the Fund(s) necessary to perform compliance testing, and will not be obligated to request any books and records of the Fund(s) not in the Sub-Adviser’s possession for purposes of compliance testing.

D.    In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the Investment Company Act, the Sub-Adviser will not consult with any other sub-adviser to (i) the Fund(s), (ii) any other fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund(s) in securities or other assets. (For the avoidance of doubt, the foregoing restriction shall not be deemed to prohibit the Sub-Adviser from consulting with (i) any of its affiliated persons concerning transactions in securities or other assets or (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

E.    The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser will not be responsible for the expenses of the Fund(s), the Trust or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Fund(s); fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Fund(s) or the Trust.

F.    The Sub-Adviser will select brokers and dealers to effect all fund transactions for the Fund(s) subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Fund(s) in accordance with any written policies, practices or procedures (i) established by the Trust Board or the Adviser and provided to the Sub-Adviser or (ii) described in the Prospectus. In placing any orders for the purchase or sale of investments for the Fund(s), in the name of the Fund(s) or a nominee of the Fund(s), the Sub-Adviser shall use its best efforts to seek to obtain for the Fund(s) “best execution,” consistent with its obligations under applicable laws and regulations considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will securities or other assets be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust.

G.    Subject to the appropriate policies and procedures approved by the Trust Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Fund(s) to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Adviser an amount of commission for effecting a fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. To the extent authorized by Section 28(e) and the Trust Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Adviser or the Trust Board may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Fund(s) and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund(s). The Adviser also acknowledges that Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund(s), and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund(s) any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund(s).

I.    The Sub-Adviser will maintain all accounts, books and records with respect to the Fund(s) that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and that are not being maintained by the Adviser, and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act with respect to its duties as are set forth herein.

J.    The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Trust Board, exercise in accordance with the Sub-Adviser’s policies and procedures all rights of security holders with respect to securities held by the Fund(s), including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; providing information related to class-action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. The Sub-Adviser will not be responsible for making any class action filings on behalf of the Fund(s). The Sub-Adviser shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund(s) and shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action. The Sub-Adviser will also promptly notify the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in the Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund(s).

4.    LIMITED POWER OF ATTORNEY

The Adviser hereby appoints the Sub-Adviser as the Trust’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents on behalf of the Fund(s), as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided by it hereunder. The Adviser, on behalf of the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that the Sub-Adviser, and its officers and employees, may do in the capacity as attorney-in-fact. Nothing in this Agreement shall be construed as imposing a duty on the Sub-Adviser, or its officers and employees, to act on or assume responsibility for any matters in its capacity as attorney-in-fact. Any person dealing with the Sub-Adviser in its capacity as attorney-in-fact hereunder is hereby expressly put on notice that the Sub-Adviser is acting solely in the capacity as an agent of the Trust, that the Trust’s certificate of trust is on file with the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable against the assets of such series only, and not against the assets of the Trust generally, or any other series thereof. The Sub-Adviser assumes no personal liability whatsoever for obligations of the Fund(s) entered into by the Sub-Adviser in its capacity as attorney-in-fact. For the avoidance of doubt, nothing in this Section 4 is intended to obviate any liability of the Sub-Adviser under this Agreement to the extent contemplated in Section 6.A. If requested by the Sub-Adviser, the Adviser agrees to have the Trust execute and deliver to the Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to the Sub-Adviser.

5.    COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser a fee with respect to each of the Fund(s) as specified in Appendix A to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month; however, this fee will be calculated daily for each of the Fund(s) based on the net assets thereof on each day and accrued on a daily basis.

6.    LIABILITY AND INDEMNIFICATION

A.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Fund(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the

Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

7.    REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and covenants that:

A.    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as the investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.    The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s) and affecting the Sub-Adviser; provided, however, that routine regulatory examinations not involving the Sub-Adviser shall not be required to be reported by this provision.

D.    The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and is a member of the National Futures Association (“NFA”). With respect to each of the Fund(s), the Adviser has claimed either (1) the CPO exclusion in Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 with respect to the Fund and, in such case, the Adviser will file the notice required under CFTC Regulation 4.5 with respect to the Fund and will annually reaffirm such notice filing on behalf of the Fund as required by CFTC Regulation 4.5; or (2) the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to the Fund. Information regarding whether the Adviser has claimed either the CPO exclusion in CFTC Regulation 4.5 or the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to a Fund is available on the NFA’s website at www.nfa.futures.org. The Adviser further represents, warrants and covenants that each of the Fund(s) is, and until this Agreement is terminated will remain, an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

8.    REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents, warrants and covenants as follows:

A.    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Sub-Adviser, and any affiliate providing investment advisory services in connection with this Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Trust Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer of the Sub-Adviser and of any such affiliate shall certify to the Adviser and the Trust that the Sub-Adviser and any such affiliate have complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s or any such affiliate’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser’s employees or agents to examine the reports required to be made to the Sub-Adviser or any such affiliate by Rule 17j-1(c)(1) and, subject to confidentiality obligations (and unless prohibited under applicable law), other appropriate records relating to such reports or violations of the Sub-Adviser’s or such affiliate’s code of ethics.

C.    The Sub-Adviser will promptly notify the Adviser and the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s) or the Trust; provided, however, that routine regulatory examinations not involving the Fund(s) or the Trust shall not be required to be reported by this provision.

D.    The Sub-Adviser has provided the Adviser and the Trust Board with a copy of its current brochure and brochure supplement(s), which as of the date of this Agreement are Parts 2A and 2B of its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Adviser and the Trust Board at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.    The Sub-Adviser will notify the Adviser and the Trust Board of any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

F.    The Sub-Adviser agrees to maintain a commercially reasonable level of errors and omissions or professional liability insurance coverage.

G.    The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Fund(s), the Trust or the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund(s) in its composite performance. Nothing in this Agreement is intended to prevent, or shall be construed as preventing, the Sub-Adviser or its affiliates from using the names of the Fund(s), the Trust or the Adviser in any response to a request for information/proposal, and the Sub-Adviser and its affiliates are expressly authorized to include the names of the Fund(s), the Trust and the Adviser on a representative client list.

H.    The Sub-Adviser is not providing commodity interest trading advice with respect to the Fund(s).

I.    The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

9.    NON-EXCLUSIVITY

The services provided by the Sub-Adviser pursuant to this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, managers, trustees, directors, officers or employees of any other firm or corporation; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations hereunder.

10.    CONFIDENTIALITY

Each party to this Agreement agrees that it shall treat as confidential, and not disclose to any third party, any information (including the Sub-Adviser’s investment advice) provided to it (“Receiving Party”) by the other party (“Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Fund(s) (collectively, “Confidential Information”) except to the extent expressly permitted or required under applicable laws and regulations. All Confidential Information that a Disclosing Party provides to a Receiving Party shall not be used by the Receiving Party for any purpose not permitted under this Agreement. The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, provided that any disclosure to a third party is made subject to confidentiality obligations, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation subject to compliance with the following. If a Receiving Party becomes legally compelled (by interrogatories, requests for information or documents, subpoenas, civil investigative demands, applicable regulations or similar processes) to disclose any Confidential Information, the Receiving Party agrees to provide (to the extent practicable and not prohibited under applicable law) the Disclosing Party with prompt notice of that request(s) so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy and/or waive the Receiving Party’s compliance with the provisions of this Agreement. If that protective order or other remedy is not obtained by the date that the Receiving Party must comply with the request, or if the Disclosing Party waives compliance with the provisions of this Agreement, the Receiving Party agrees to furnish only that portion of the Confidential Information which is legally required in the reasonable opinion of its counsel, and to exercise commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being furnished or disclosed.

11.    SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written contract pursuant to the Investment Company Act. Any compensation payable to such person shall be the sole responsibility of the Sub-Adviser, and the Adviser shall have no obligations with respect thereto or otherwise arising under the Agreement.

12.    REGULATION

Both the Adviser and the Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

13.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business or to comply with applicable laws and regulations. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

14.    DURATION OF AGREEMENT

This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect with respect to any of the Fund(s) unless it has first been approved with respect to such Fund(s) by the Trust Board, including approval by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and, if required, by the vote of a majority of the outstanding voting securities of such Fund(s). This Agreement shall continue in effect for a period of two years from the date first set forth above, or for any additional Fund(s) from the effective date of this Agreement with respect to such Fund(s), and shall continue in effect from year to year thereafter, or from year to year after the effective date for additional Fund(s), only so long as such continuance is specifically approved at least annually by the Trust Board, including approval by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

15.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time with respect to any or all of the Fund(s), without the payment of any penalty, (i) by the Trust Board, including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the applicable Fund(s), on sixty (60) days’ written notice to the Sub-Adviser and the Adviser, or (ii) by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party and the Trust. This Agreement will automatically terminate in the event the Advisory Agreement terminates for any reason. This Agreement will also terminate upon written notice by a party to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

16.    USE OF SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser, and any derivative, logo, trademark, service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such names, derivatives, logos, trademarks, service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such names, derivatives, logos, trademarks, service marks or trade names. The Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such names, derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Securities Act, the Investment Company Act, or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and, thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund(s) affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund(s) if a majority of the outstanding voting securities of the Fund(s) vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of other or all of the Fund(s) affected by the amendment. Any amendment to this Agreement shall be in writing duly executed by the proper officials of the parties hereto.

18.    ASSIGNMENT

Any assignment (as defined in the Investment Company Act) of this Agreement shall result in its automatic termination. For the avoidance of doubt, no assignment shall be deemed to result from any changes in the partners, managers, directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement.

19.    WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

20.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

21.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

22.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via email) to the address set forth below of each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent by registered or certified mail shall be deemed to have been given three business days after deposit of same in the mail. Notices delivered by overnight service shall be deemed to have been given one business day after delivery of the same to a postal service or private courier. Notices sent electronically shall be deemed to have been given when sent. Any notice or other document sent or delivered in any other manner shall be effective only if and when received.

If to the Adviser:	AXA Equitable Funds Management Group, LLC
(doing business as 1290 Asset Managers)
William MacGregor
1290 Avenue of the Americas
New York, New York 10104

William.MacGregor@axa-equitable.com

If to the Trust:	1290 Funds
William MacGregor
1290 Avenue of the Americas
New York, New York 10104

William.MacGregor@axa-equitable.com

If to the Sub-Adviser:	[Sub-Adviser Name]
[Sub-Adviser Address]
[E-mail Address]

23.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

24.    LIMITATION OF LIABILITY

The Adviser and the Sub-Adviser hereby expressly acknowledge that the Trust’s certificate of trust is on file in the Office of the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of such series only, and not against the assets of the Trust generally or any other series thereof. The Adviser and the Sub-Adviser further acknowledge that an officer or trustee of the Trust, when acting in such capacity, is not personally liable to any person other than the Trust and its shareholders for any act, omission or obligation of the Trust or any trustee thereof.

25.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, and any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

26.    INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC (d/b/a 1290 Asset Managers)		[SUB-ADVISER NAME]

By:		By:
	Steven M. Joenk		Name:
	Chief Executive Officer and President		Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Funds for which AXA IM currently serves as Sub-Adviser (Proposal 2):

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Related Funds	Annual Sub-Advisory Fee Rate
High Yield Funds, which shall consist of the following Fund and Other Portfolio(s) or Allocated Portion(s) ^: 1290 High Yield Bond Fund	0.39% of the High Yield Funds’ average daily net assets up to and including $50 million; 0.37% of the High Yield Funds’ average daily net assets in excess of $50 million and up to and including $250 million; 0.35% of the High Yield Funds’ average daily net assets in excess of $250 million and up to and including $500 million; and 0.33% of the High Yield Funds’ average daily net assets in excess of $500 million**
1290 VT High Yield Bond Portfolio, a series of EQ Advisors Trust*
1290 Global Talents Fund	0.45% of the Fund’s average daily net assets up to and including $50 million; 0.40% of the Fund’s average daily net assets in excess of $50 million and up to and including $150 million; 035% of the Fund’s average daily net assets in excess of $150 million and up to and including $250 million; and 0.30% of the Fund’s average daily net assets in excess of $250 million***

^	Other Portfolios or Allocated Portions are other registered investment companies (or series or portions thereof) that are advised by the Adviser and sub-advised by the Sub-Adviser, which are classified as “High Yield Funds.”
*	Fee to be paid with respect to this Portfolio shall be based only on the portion of the Portfolio’s average daily net assets advised by the Sub-Adviser, which may be referred to as the “Sub-Adviser Allocation Portion.”
**	The daily sub-advisory fee for the High Yield Funds is calculated by multiplying the aggregate net assets of the High Yield Funds at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Fund/Sub-Adviser Allocation Portion is the portion of the daily sub-advisory fee for the High Yield Funds that is equal to the Fund’s/Sub-Adviser Allocation Portion’s net assets relative to the aggregate net assets of the High Yield Funds, including the Fund/Sub-Adviser Allocation Portion, used in the fee calculation for that day.
***	The daily sub-advisory fee for the Fund is calculated by multiplying the aggregate net assets of the Fund at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

Fund for which AXA Rosenberg currently serves as Sub-Adviser (Proposal 3):

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Related Funds	Annual Sub-Advisory Fee Rate
SmartBeta Funds, which shall consist of the following Fund and Other Portfolio(s) or Allocated Portion(s) ^: 1290 SmartBeta Equity Fund 1290 VT SmartBeta Equity Portfolio, a series of EQ Advisors Trust

0.180% of the SmartBeta Funds’ average daily net assets up to and including $100 million; 0.170% of the SmartBeta Funds’ average daily net assets in excess of $100 million and up to and including $250 million; and 0.150% of the SmartBeta Funds’ average daily net assets in excess of $250 million*

.

^	Other Portfolios or Allocated Portions are other registered investment companies (or series or portions thereof) that are advised by the Adviser and sub-advised by the Sub-Adviser, which are classified as “SmartBeta Funds.”
*	The daily sub-advisory fee for the SmartBeta Funds is calculated by multiplying the aggregate net assets of the SmartBeta Funds at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Fund is the portion of the daily sub-advisory fee for the SmartBeta Funds that is equal to the Fund’s net assets relative to the aggregate net assets of the SmartBeta Funds, including the Fund, used in the fee calculation for that day.

EXHIBIT H - FEES PAID TO THE SUB-ADVISERS BY THE ADVISER

The table below shows the sub-advisory fee rate (as a percentage of a Fund’s average daily net assets) and the sub-advisory fees paid by the Adviser to AXA IM and AXA Rosenberg, as applicable, with respect to a Fund during the fiscal year ended October 31, 2017.

AXA IM

Fund	Sub-Advisory Fee Rate	Sub-Advisory Fee Paid to Sub-Adviser by Adviser
1290 Global Talents Fund	0.46%	$103,551
1290 High Yield Bond Fund	0.39%	$113,986

AXA Rosenberg

Fund	Sub-Advisory Fee Rate	Sub-Advisory Fee Paid to Sub-Adviser by Adviser
1290 SmartBeta Equity Fund	0.19%	$23,988

H-1

EXHIBIT I - SUBSTANTIALLY SIMILAR FUND(S) ADVISED BY THE ADVISER AND THE SUB-ADVISERS

Substantially Similar Funds Advised by the Adviser

The chart below provides information regarding the advisory fee charged by the Adviser to comparable funds subject to the 1940 Act that it advises.

Name of Fund	Name of Similar Fund	Net Assets of Similar Fund (as of June 29, 2018)	Advisory Fee Rate for Similar Fund (% of average daily net assets)*
1290 Convertible Securities Fund	1290 VT Convertible Securities Portfolio		0.700% of the Portfolio’s average daily net assets up to and including $1 billion; 0.680% of the Portfolio’s average daily net assets in excess of $1 billion and up to and including $2 billion; 0.660% of the Portfolio’s average daily net assets in excess of $2 billion and up to and including $5 billion; 0.640% of the Portfolio’s average daily net assets in excess of $5 billion and up to and including $10 billion; and 0.630% of the Portfolio’s average daily net assets in excess of $10 billion.
1290 DoubleLine Dynamic Allocation Fund	1290 VT DoubleLine Dynamic Allocation Portfolio		0.750% of the Portfolio’s average daily net assets up to and including $1 billion; 0.700% of the Portfolio’s average daily net assets in excess of $1 billion and up to and including $2 billion; 0.675% of the Portfolio’s average daily net assets in excess of $2 billion and up to and including $5 billion; 0.650% of the Portfolio’s average daily net assets in excess of $5 billion and up to and including $10 billion; and 0.625% of the Portfolio’s average daily net assets in excess of $10 billion.
1290 High Yield Bond Fund	1290 VT High Yield Bond Portfolio		0.600% of the Portfolio’s average daily net assets up to and including $1 billion; 0.580% of the Portfolio’s average daily net assets in excess of $1 billion and up to and including $2 billion; 0.560% of the Portfolio’s average daily net assets in excess of $2 billion and up to and including $5 billion; 0.540% of the Portfolio’s average daily net assets in excess of $5 billion and up to and including $10 billion; and 0.530% of the Portfolio’s average daily net assets in excess of $10 billion.

Name of Fund	Name of Similar Fund	Net Assets of Similar Fund (as of June 29, 2018)	Advisory Fee Rate for Similar Fund (% of average daily net assets)*
1290 Low Volatility Global Equity Fund	1290 VT Low Volatility Global Equity Portfolio		0.500% of the Portfolio’s average daily net assets up to and including $2 billion; 0.450% of the Portfolio’s average daily net assets in excess of $2 billion and up to an including $6 billion; and 0.425% of the Portfolio’s average daily net assets in excess of $6 billion.
1290 Multi-Alternative Strategies Fund	1290 VT Multi-Alternative Strategies Portfolio		0.500% of the Portfolio’s average daily net assets up to and including $2 billion; 0.450% of the Portfolio’s average daily net assets in excess of $2 billion and up to an including $6 billion; and 0.425% of the Portfolio’s average daily net assets in excess of $6 billion.
1290 SmartBeta Equity Fund	1290 VT SmartBeta Equity Portfolio		0.700% of the Portfolio’s average daily net assets up to and including $1 billion; 0.650% of the Portfolio’s average daily net assets in excess of $1 billion and up to and including $2 billion; 0.625% of the Portfolio’s average daily net assets in excess of $2 billion and up to and including $5 billion; 0.600% of the Portfolio’s average daily net assets in excess of $5 billion and up to and including $10 billion; and 0.575% of the Portfolio’s average daily net assets in excess of $10 billion.
1290 GAMCO Small/Mid Cap Value Fund	1290 VT GAMCO Small Company Value Portfolio		0.750% of the Portfolio’s average daily net assets up to and including $1 billion; 0.700% of the Portfolio’s average daily net assets in excess of $1 billion and up to and including $2 billion; 0.675% of the Portfolio’s average daily net assets in excess of $2 billion and up to and including $5 billion; 0.650% of the Portfolio’s average daily net assets in excess of $5 billion and up to and including $10 billion; and 0.625% of the Portfolio’s average daily net assets in excess of $10 billion.

*	Pursuant to a contract, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Portfolio through April 30, 2019 (unless the Board of Trustees of EQ Advisors Trust consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed an annual rate of average daily net assets of the respective expense ratios listed below. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2019.

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
1290 VT Convertible Securities Portfolio**	N/A	1.30%	1.05%
1290 VT DoubleLine Dynamic Allocation Portfolio**	N/A	1.25%	1.00%
1290 VT High Yield Bond Portfolio	N/A	1.05%	0.80%
1290 VT Low Volatility Global Equity Portfolio**	N/A	0.90%	0.65%
1290 VT Multi-Alternative Strategies Portfolio**	N/A	1.65%	1.40%
1290 VT SmartBeta Equity Portfolio	N/A	1.15%	0.90%
1290 VT GAMCO Small Company Value Portfolio	1.10%	1.10%	0.85%

**	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

Effective October 1, 2018, the Adviser has voluntarily† agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
1290 VT Convertible Securities Portfolio**	N/A	1.25%	1.00%
1290 VT DoubleLine Dynamic Allocation Portfolio**	N/A	1.20%	0.95%
1290 VT High Yield Bond Portfolio	N/A	1.00%	0.75%

†	Voluntary waivers may be reduced or discontinued at any time without notice.
**	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

Substantially Similar Fund(s) Advised by the Sub-Advisers

The chart below provides information regarding the sub-advisory fee(s) charged by each Sub-Adviser for comparable fund(s) subject to the 1940 Act that it advises.

AXA IM

Name of Sub-Advised Fund	Name of Similar Fund	Net Assets of Similar Fund (as of June 29, 2018)	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)
1290 High Yield Bond Fund	1290 VT High Yield Bond Portfolio		0.39% of the High Yield Funds’ average daily net assets up to and including $50 million; 0.37% of the High Yield Funds’ average daily net assets in excess of $50 million and up to and including $250 million; 0.35% of the High Yield Funds’ average daily net assets in excess of $250 million and up to and including $500 million; and 0.33% of the High Yield Funds’ average daily net assets in excess of $500 million.

AXA Rosenberg

Name of Sub-Advised Fund	Name of Similar Fund	Net Assets of Similar Fund (as of June 29, 2018)	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)
1290 SmartBeta Equity Fund	1290 VT SmartBeta Equity Portfolio		0.180% of the SmartBeta Funds’ average daily net assets up to and including $100 million; 0.170% of the SmartBeta Funds’ average daily net assets in excess of $100 million and up to and including $250 million; and 0.150% of the SmartBeta Funds’ average daily net assets in excess of $250 million.

EXHIBIT J - OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Trust and each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

Trust/Fund	Total Number	Number of Class A Shares	Number of Class C Shares	Number of Class I Shares	Number of Class R Shares
Trust
1290 Convertible Securities Fund
1290 DoubleLine Dynamic Allocation Fund
1290 GAMCO Small/Mid Cap Value Fund
1290 Global Talents Fund
1290 High Yield Bond Fund
1290 Low Volatility Global Equity Fund
1290 Multi-Alternative Strategies Fund
1290 SmartBeta Equity Fund
1290 Diversified Bond Fund
1290 Retirement 2020 Fund
1290 Retirement 2025 Fund
1290 Retirement 2030 Fund
1290 Retirement 2035 Fund
1290 Retirement 2040 Fund
1290 Retirement 2045 Fund
1290 Retirement 2050 Fund
1290 Retirement 2055 Fund
1290 Retirement 2060 Fund

J-1

EXHIBIT K - FIVE PERCENT OWNER REPORT

As of June 29, 2018, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Fund are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned

K-1

EXHIBIT L - GOVERNANCE COMMITTEE CHARTER

EQ Advisors Trust

1290 Funds

Governance Committee Charter

Governance Committee Membership

The Governance Committee (the “Committee”) of EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a)    consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)    review the compensation arrangements for the independent Trustees of the Trust for service as Board members and committee members;

(c)    to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d)    provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e)    review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1.    The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trusts’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2.    The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3.    The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.    The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.    The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3.    The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1.    The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2.    The Committee, in conjunction with AXA Equitable Funds Management Group, LLC, (the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3.    The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1.    Trustee Orientation. The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2.    Trustee Education. The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3.    Retirement Age. The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 74 years.

4.    Trustee Independence and Potential Conflicts. The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5.    Annual Self-Assessment. The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1.    The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2.    The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.    The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1.    The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2.    The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3.    The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4.    The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5.    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6.    The Committee shall review this Charter at least annually and recommend any changes to the Board.

VOTE VIA THE INTERNET: VOTE VIA THE TELEPHONE:
9999 9999 9999 9999
THE BOARD OF TRUSTEES OF 1290 FUNDS® (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.
1. Approve (i) a new investment advisory agreement between AXA Equitable Funds Management Group, LLC dba 1290 Asset Managers® (the “Adviser”) and the Trust, on behalf of each Fund of the Trust, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund of the Trust, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.
FOR AGAINST ABSTAIN
i ii i ii i ii
01 1290 Convertible Securities Fund
03 1290 GAMCO Small/Mid Cap Value Fund
05 1290 High Yield Bond Fund
07 1290 Multi-Alternative Strategies Fund
09 1290 Diversified Bond Fund
11 1290 Retirement 2025 Fund
13 1290 Retirement 2035 Fund
15 1290 Retirement 2045 Fund
17 1290 Retirement 2055 Fund
FOR AGAINST ABSTAIN
i ii i ii i ii
02 1290 DoubleLine Dynamic Allocation Fund
04 1290 Global Talents Fund
06 1290 Low Volatility Global Equity Fund
08 1290 SmartBeta Equity Fund
10 1290 Retirement 2020 Fund
12 1290 Retirement 2030 Fund
14 1290 Retirement 2040 Fund
16 1290 Retirement 2050 Fund
18 1290 Retirement 2060 Fund
2. Approve (i) a new investment sub-advisory agreement between the Adviser and AXA Investment Managers, Inc. (“AXA IM”) with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA IM with respect to each of 1290 Global Talents Fund and 1290 High Yield Bond Fund, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.
FOR AGAINST ABSTAIN
i ii i ii i ii
04 1290 Global Talents Fund
FOR AGAINST ABSTAIN
i ii i ii i ii
05 1290 High Yield Bond Fund
3. Approve (i) a new investment sub-advisory agreement between the Adviser and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) with respect to 1290 SmartBeta Equity Fund, and (ii) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to 1290 SmartBeta Equity Fund, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.
FOR AGAINST ABSTAIN
i ii i ii i ii
08 1290 SmartBeta Equity Fund
FOR WITHHOLD FOR ALL
ALL ALL EXCEPT
4. Elect the Board of Trustees of the Trust.
01. Mark A Barnard 02. Thomas W. Brock 03.Michael B. Clement04. Donald E. Foley
05. Steven M. Joenk 06. Christopher P.A. Komisarjevsky 07. H. Thomas McMeekin 08. Gloria D. Reeg
09. Gary S. Schpero 10.Kathleen Stephansen 11. Kenneth L. Walker 12. Caroline L. Williams
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
Transact such other business as may properly come before the Special Meeting of each Fund.
The approval of any one Proposal is not contingent on the approval of any other Proposal.
IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.
NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.
1290 FUNDS®
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018
This proxy is being solicited for the Board of Trustees of 1290 Funds® (the “Trust”) on behalf of the Trust’s funds. The undersigned hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September [5], 2018 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his or her discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.
Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.